As filed with the Securities and Exchange Commission on January 7, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21167

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
          ------------------------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
          Neuberger Berman California Intermediate Municipal Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                    1800 Massachusetts Avenue, N.W. 2nd Floor
                            Washington, DC 20036-1800
                   (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2004

NEUBERGER BERMAN
INTERMEDIATE
MUNICIPAL
CLOSED-END FUNDS

CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.

INTERMEDIATE MUNICIPAL FUND INC.

NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

CONTENTS

THE FUNDS

CHAIRMAN'S LETTER                                                  1

PORTFOLIO COMMENTARY/
PERFORMANCE HIGHLIGHTS
Intermediate Municipal Fund Inc.                                   2
California Intermediate Municipal Fund Inc.                        2
New York Intermediate Municipal Fund Inc.                          3

SCHEDULE OF INVESTMENTS
California Intermediate Municipal Fund Inc.                        9
Intermediate Municipal Fund Inc.                                  14
New York Intermediate Municipal Fund Inc.                         21

FINANCIAL STATEMENTS                                              26

FINANCIAL HIGHLIGHTS/
PER SHARE DATA
California Intermediate Municipal Fund Inc.                       36
Intermediate Municipal Fund Inc.                                  37
New York Intermediate Municipal Fund Inc.                         38

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM                                 40

DIVIDEND REINVESTMENT PLAN                                        41

DIRECTORY                                                         43

DIRECTORS AND OFFICERS                                            44

PROXY VOTING POLICIES AND PROCEDURES                              51

CHAIRMAN'S LETTER

Dear Shareholder,

I am pleased to present to you this annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds, for the period ending October 31, 2004. The report includes portfolio commentary, a listing of the Funds' investments and their audited financial statements for the reporting period.

Each Fund's investment objective is to provide current income exempt from regular federal income tax and, for each state-specific Fund, current income exempt from that state's income taxes.

We invest in intermediate-term municipal bonds (maturities between three and eight years) because our experience and research indicate strongly that this maturity range has historically offered the best risk/reward profile on the yield curve, providing much of the return of longer-term bonds -- with less volatility and risk.

We believe that our conservative investment philosophy and disciplined investment process will benefit you with superior tax-exempt current income over the long term.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to keep earning it.

Sincerely,

/s/ Peter Sundman

PETER SUNDMAN
CHAIRMAN OF THE BOARD
CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
INTERMEDIATE MUNICIPAL FUND INC.
NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C)2004 Neuberger Berman Management Inc. All rights reserved.

INTERMEDIATE MUNICIPAL CLOSED-END FUNDS Portfolio Commentaries

     We are pleased to report that on a Net Asset Value (NAV) basis, all three of Neuberger Berman's Intermediate Municipal Closed-End Funds delivered positive returns and materially outperformed the Lehman Brothers 10 Year Municipal Bond Index benchmark in fiscal 2004.

     In fiscal 2004, two difficult months (April and May) for municipal securities -- and bonds in general -- were sandwiched between two five-month periods of stable returns. This reflected investors' changing perspective on the economy. From November 2003 until March 2004, investors questioned the strength and sustainability of the economic recovery. In early April, the release of a strong March jobs report convinced investors the recovery was for real, and bond prices started to fall. An impressive April jobs report released at the beginning of May kept the pressure on bond prices through the end of the month. Then in June, the tide turned. Rapidly rising oil prices caused the economy to hit what Federal Reserve Chairman Greenspan characterized as a "soft patch." In addition, concern that terrorists would target the Olympics or U.S. targets during the presidential campaign caused a flight to quality. Bonds continued to rally through the end of the reporting period, with the yield on an AAA-rated 10-year general obligation municipal bond falling from 4.06% at the end of May to 3.46% on October 29.

     Looking ahead, we believe that the outlook for municipal bonds is favorable, but we remain cautious. Increased tax revenue resulting from the recovering economy has improved state and local government balance sheets. However, this is being offset to varying degrees by the reduction in federal subsidies to municipalities, prompted by the growing federal budget deficit. Consequently, analysis of municipal securities' credit quality remains critical. Also, President Bush's election victory is likely to increase speculation about the potential for a flat tax and/or national sales tax replacing the graduated income tax. If this "chatter" gets loud enough, it could have a negative impact on the municipal securities market. However, despite the Republicans' new dominance at the federal level, we think it will once again prove difficult to build the substantial support required to approve a major tax overhaul. Consequently, we believe that any pressure on municipal securities prices due to discussion of tax reform will represent a good buying opportunity.

     INTERMEDIATE MUNICIPAL FUND INC.
     (AMEX: NBH)

     For the six months ending October 31, 2004, on a net asset value (NAV) basis, the Intermediate Municipal Fund returned 8.53% compared to the Lehman 10 Year Municipal Bond Index's 5.38% return. For the past 12 months, on an NAV basis the Fund returned 10.91% versus the benchmark's 6.35%.

     As of October 31, 2004, the portfolio was composed of 73.6% revenue bonds, 24.1% general obligation bonds, 0.5% prerefunded/escrowed bonds and 1.8% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax
     (AMT) equaled 13.6% of assets. At the close of the reporting period, the Fund's duration was 6.1 years and the portfolio's leverage position was 36.4% of assets.

     CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
     (AMEX: NBW)

     For the six months ending October 31, 2004, on a net asset value (NAV) basis, the California Intermediate Municipal Fund returned 8.98% compared to the Lehman 10 Year Municipal Bond Index's 5.38% return. For the past 12 months, on

     Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

     an NAV basis, the Fund returned 10.97% versus the benchmark's 6.35%.

     As of October 31, 2004, the portfolio was composed of 87.1% revenue bonds, 10.9% general obligation bonds, and 2.0% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 13.0% of assets. At the close of the reporting period, the Fund's duration was 6.0 years and the portfolio's leverage position was 36.6% of assets.

     Shortly after the close of first-half fiscal 2004, California successfully issued $7.9 billion in Economic Recovery Bonds. The issue was over-subscribed at prices reflecting investor confidence that California will effectively address its structural budget deficit.

     NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
     (AMEX: NBO)

     For the six months ending October 31, 2004, on a net asset value (NAV) basis, the New York Intermediate Municipal Fund returned 7.71% compared to the Lehman 10 Year Municipal Bond Index's 5.38% return. For the past 12 months, on an NAV basis, the Fund returned 9.67% versus the benchmark's 6.35%.

     As of October 31, 2004, the portfolio was composed of 93.7% revenue bonds, 4.8% general obligation bonds, and 1.5% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 18.6% of assets. At the close of the reporting period, the Fund's duration was 6.0 years and the portfolio's leverage position was 36.7% of assets.

     Sincerely,

                                /s/ Ted Giuliano
                                /s/ Thomas Brophy
                                 /s/ Lori Canell
                         TED GIULIANO, THOMAS BROPHY AND
                                   LORI CANELL
                              PORTFOLIO CO-MANAGERS

                            INTERMEDIATE       CALIFORNIA INTERMEDIATE      NEW YORK INTERMEDIATE
                          MUNICIPAL FUND                MUNICIPAL FUND             MUNICIPAL FUND
                  AMEX TICKER SYMBOL NBH        AMEX TICKER SYMBOL NBW     AMEX TICKER SYMBOL NBO
1 YEAR TOTAL RETURN

NAV (1)                            10.91%                        10.97%                      9.67%
MARKET PRICE (2)                    8.94%                         9.63%                      6.39%

AVERAGE ANNUAL TOTAL RETURN (Life of Fund as of October 31, 2004)

NAV (1)                             8.31%                         7.96%                      7.56%
MARKET PRICE (2)                    1.16%                         0.18%                     (0.22%)
INCEPTION DATE                09/24/2002                    09/24/2002                 09/24/2002

CALIFORNIA INTERMEDIATE MUNICIPAL FUND
RATING DIVERSIFICATION
(% BY RATINGS)

AAA                                 56.5%
AA                                   3.3
A                                   12.9
BBB                                 24.2
BB                                   2.4
B                                    0.0
CCC                                  0.0
CC                                   0.0
C                                    0.0
D                                    0.0
Not Rated                            0.0
Short Term                           0.7

INTERMEDIATE MUNICIPAL FUND
RATING DIVERSIFICATION
(% BY RATINGS)

AAA                                 57.7%
AA                                   7.9
A                                   14.8
BBB                                 16.4
BB                                   2.7
B                                    0.0
CCC                                  0.0
CC                                   0.0
C                                    0.0
D                                    0.0
Not Rated                            0.0
Short Term                           0.5

NEW YORK INTERMEDIATE MUNICIPAL FUND
RATING DIVERSIFICATION
(% BY RATINGS)

AAA                                 23.8%
AA                                  35.5
A                                   19.7
BBB                                 19.3
BB                                   1.6
B                                    0.0
CCC                                  0.0
CC                                   0.0
C                                    0.0
D                                    0.0
Not Rated                            0.0
Short Term                           0.1

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

                                                         NEUBERGER BERMAN [DATE]

ENDNOTES

         (1)   Returns based on Net Asset Value ("NAV") of the Funds.

         (2)   Returns based on price of Fund shares on the American Stock
               Exchange.

         (3) A portion of the income from the Funds may be subject to the Federal alternative minimum tax for certain investors.

         (4) Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from each Fund. Each undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of each Fund would be lower.

GLOSSARY OF INDICES

 NEW YORK MUNICIPAL DEBT FUND AVERAGE:   An equally weighted average of those
                                         closed-end funds that limit their
                                         assets to those securities that are
                                         exempt from taxation in New York
                                         (double tax-exempt) or a city in New
                                         York (triple tax-exempt).

 CALIFORNIA MUNICIPAL DEBT FUND INDEX:   An equally weighted index, adjusted for
                                         income dividends and capital gain
                                         distributions, of typically the largest
                                         30 closed-end funds that invest at
                                         least 65% of assets in municipal debt
                                         issues that are exempt from taxation in
                                         California.

       CALIFORNIA MUNICIPAL DEBT FUND    An equally weighted average of those
                              AVERAGE:   closed-end funds that invest at least
                                         65% of assets in municipal debt issues
                                         that are exempt from taxation in
                                         California.

GENERAL LEVERAGED MUNICIPAL DEBT FUND    An equally weighted index, adjusted for
                                INDEX:   income dividends and capital gain
                                         distributions, of typically the largest
                                         30 closed-end funds that invest 65% or
                                         more of their assets in municipal debt
                                         issues rated in the top four credit
                                         ratings. These funds can be leveraged
                                         via use of debt, preferred equity,
                                         and/or reverse repurchase agreements.

GENERAL LEVERAGED MUNICIPAL DEBT FUND    An equally weighted average of those
                              AVERAGE:   closed-end funds that invest 65% or
                                         more of their assets in municipal debt
                                         issues rated in the top four credit
                                         ratings. These funds can be leveraged
                                         via use of debt, preferred equity,
                                         and/or reverse repurchase agreements.

  LEHMAN 10-YEAR MUNICIPAL BOND INDEX:   The index is the 10 Year (8 - 12)
                                         component which is a rules-based,
                                         market-value-weighted index engineered
                                         for the long-term tax-exempt bond
                                         market. To be included in the index,
                                         bonds must have a minimum credit rating
                                         of Baa. They must have an outstanding
                                         par value of at least $5 million and be
                                         issued as part of a transaction of at
                                         least $50 million. The bonds must have
                                         a dated-date after December 31, 1990
                                         and must be at least one year from
                                         their maturity date. Remarked issues,
                                         taxable municipal bonds, bonds with
                                         floating rates, and derivatives, are
                                         excluded from the benchmark.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

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                                        7

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                                        8

                                               NEUBERGER BERMAN OCTOBER 31, 2004

SCHEDULE OF INVESTMENTS California Intermediate Municipal Fund Inc.

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (85.0%)
     AMERICAN CAPITAL ACCESS
     $    1,000   Puerto Rico Ind., Tourist, Ed., Med., & Env. Ctrl. Fac. Rev.
                  (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002 A,
                  5.25%, due 8/1/15                                                                  A         $    1,065++

     AMERICAN MUNICIPAL BOND ASSURANCE CORP.
          1,285   Bay Area (CA) Governments Assoc. Bart SFO Extension Rev.
                  (Arpt. Premium Fare), Ser. 2002 A, 5.00%, due 8/1/21                              AAA             1,360
          1,000   California St. Pub. Works Board Lease (Dept. of Gen. Svc.)
                  Rev. (Cap. East End Complex), Ser. 2002 A,
                  5.25%, due 12/1/16                                                                AAA             1,107
          1,000   Fresno (CA) Unified Sch. Dist. Ref. G.O., Ser. 2002 A,
                  6.00%, due 2/1/17                                                                 AAA             1,217
          1,905   Long Beach (CA) Bond Fin. Au. Tax Allocation Rev.,
                  (Downtown, North Long Beach, Poly High, & West Beach Redev.
                  Proj.), Ser. 2002 A, 5.38%, due 8/1/17                                            AAA             2,136
            500   Long Beach (CA) Fin. Au. Rev., Ser. 1992, 6.00%, due 11/1/17                      AAA               599
          1,045   Marin Co. (CA) Muni. Wtr. Dist. Wtr. Ref. Rev., Ser. 2002,
                  5.00%, due 7/1/17                                                                 AAA             1,131
          1,445   Oceanside (CA) Cert. of Participation Ref. Rev., Ser. 2003 A,
                  5.25%, due 4/1/14                                                                 AAA             1,619
          2,600   Sacramento (CA) Muni. Util. Dist. Elec. Rev., Ser. 1997 K,
                  5.70%, due 7/1/17                                                                 AAA             3,085
            500   Salinas Valley (CA) Solid Waste Au. Rev., Ser. 2002,
                  5.00%, due 8/1/06                                                                 AAA               525
          2,000   San Francisco (CA) St. Bldg. Au. Lease Rev. (San Francisco
                  Civic Ctr. Complex), Ser. 1996 A, 5.25%, due 12/1/16                              AAA             2,162
          2,500   San Jose (CA) Fin. Au. Lease Rev. (Civic Ctr. Proj.), Ser. 2002 B,
                  5.25%, due 6/1/17                                                                 AAA             2,775
          1,000   San Jose (CA) Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.),
                  Ser. 2002 J-1, 4.95%, due 12/1/22                                       Aaa       AAA             1,030

     FINANCIAL GUARANTY INSURANCE CO.
          2,550   Contra Costa (CA) Comm. College Dist. G.O., Ser. 2002,
                  5.25%, due 8/1/17                                                                 AAA             2,844
          1,000   Kings Canyon (CA) Joint Unified Sch. Dist. G.O., Ser. 2002,
                  5.38%, due 8/1/17                                                       Aaa       AAA             1,124
          5,000   Los Angeles (CA) Dept. of Arpts. Rev. (Los Angeles Int'l. Arpt.),
                  Ser. 2002 A, 5.25%, due 5/15/18                                         Aaa       AAA             5,516
          1,090   Moreland (CA) Sch. Dist. Ref. G.O., Ser. 2002,
                  5.13%, due 9/1/17                                                                 AAA             1,188
            535   Nevada & Placer Cos. (CA) Irrigation Dist. Cert. of Participation
                  Rev., Ser. 2002, 5.00%, due 1/1/16                                                AAA               581
            565   Nevada & Placer Cos. (CA) Irrigation Dist. Cert. of Participation
                  Rev., Ser. 2002, 5.00%, due 1/1/17                                                AAA               610
          1,045   Oakland (CA) G.O., Ser. 2002 A, 5.00%, due 1/15/15                                AAA             1,137
          1,210   Oakland (CA) G.O., Ser. 2002 A, 5.00%, due 1/15/18                                AAA             1,298
          1,290   Oakland (CA) Redev. Agcy. Sub. Tax Allocation Rev.
                  (Central Dist. Redev. Proj.), Ser. 2003, 5.50%, due 9/1/17                        AAA             1,450
            575   Port of Oakland (CA) Rev., Ser. 2002 M, 5.25%, due 11/1/17                        AAA               642
          2,655   Riverside Co. (CA) Eastern Muni. Wtr. Dist. Cert. of Participation
                  Wtr. & Swr. Rev., Ser. 2001 A, 5.00%, due 7/1/19                        Aaa       AAA             2,814
          2,000   San Diego (CA) Unified Sch. Dist. G.O., Ser. 2002 D,
                  5.25%, due 7/1/21                                                       Aaa       AAA             2,272
          1,500   San Francisco (CA) City & Co. Int'l. Arpt. Second Ser. Rev.,
                  5.25%, due 5/1/16                                                                 AAA             1,586

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     FINANCIAL SECURITY ASSURANCE INC.
     $    1,000   Burbank (CA) Pub. Svc. Dept. Elec. Rev., Ser. 1998,
                  5.13%, due 6/1/16                                                                 AAA        $    1,087
          1,000   California St. Dept. of Wtr. Res. Wtr. Rev., Ser. 2001 W,
                  5.50%, due 12/1/13                                                      Aaa       AAA             1,161
          3,000   California St. Pub. Works Board Lease Rev. (Regents of the
                  Univ. of California, UCLA Replacement Hosp.), Ser. 2002 A,
                  5.38%, due 10/1/13                                                                AAA             3,393
          1,275   Los Angeles Co. (CA) Long Beach Unified Sch. Dist. G.O.,
                  Ser. 2002 D, 5.00%, due 8/1/17                                                    AAA             1,380
            500   Marin Co. (CA) Dixie Elementary Sch. Dist. G.O., Ser. 2000 A,
                  5.38%, due 8/1/17                                                                 AAA               556
          3,000   Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002 A,
                  5.25%, due 8/1/17                                                                 AAA             3,377
          1,000   Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002 A,
                  5.25%, due 8/1/21                                                       Aaa       AAA             1,109
          5,000   San Francisco (CA) City & Co. Redev. Agcy. Lease Ref. Rev.
                  (George R. Moscone Convention Ctr.), Ser. 2002,
                  5.00%, due 7/1/17                                                       Aaa       AAA             5,389
          1,000   San Jose (CA) Arpt. Ref. Rev., Ser. 2002 B, 5.00%, due 3/1/11                     AAA             1,081
          1,615   San Jose (CA) Arpt. Ref. Rev., Ser. 2002 B, 5.00%, due 3/1/12                     AAA             1,746
          1,620   Santa Clara Co. (CA) Fremont Union High Sch. Dist. G.O.,
                  Ser. 2002 C, 5.00%, due 9/1/20                                          Aaa       AAA             1,728

     MUNICIPAL BOND INVESTORS ASSURANCE CORP.
          1,250   Alameda Co. (CA) Cert. of Participation Ref. Rev., Ser. 2001 A,
                  5.38%, due 12/1/17                                                                AAA             1,405
          4,000   California Poll. Ctrl. Fin. Au. Ref. PCR (Pacific Gas & Elec. Co.),
                  Ser. 1996 A, 5.35%, due 12/1/16                                                   AAA             4,346++
          2,835   Glendale (CA) Redev. Agcy. Tax Allocation Rev. (Central Glendale
                  Redev. Proj.), Ser. 2002, 5.00%, due 12/1/16                                      AAA             3,107
          2,480   Glendale (CA) Redev. Agcy. Tax Allocation Rev. (Central Glendale
                  Redev. Proj.), Ser. 2002, 5.25%, due 12/1/17                                      AAA             2,756
          3,890   Port of Oakland (CA) Ref. Rev., Ser. 2002 N,
                  5.00%, due 11/1/13                                                                AAA             4,218
            750   Santa Clara Co. (CA) Saratoga Union Sch. Dist. Ref. G.O.,
                  Ser. 1999, 5.13%, due 9/1/11                                                      AAA               844
          3,905   Solano Co. (CA) Cert. of Participation Rev., Ser. 2002,
                  5.25%, due 11/1/17                                                                AAA             4,338
          1,000   Univ. of California Regents Rev. (Multi. Purp. Proj.), Ser. 2000 K,
                  5.00%, due 9/1/12                                                                 AAA             1,095
                                                                                                               ----------
                                                                                                                   86,989
                                                                                                               ----------

     TAX-EXEMPT SECURITIES--OTHER (69.6%)
            780   Abag (CA) Fin. Au. Cert. of Participation Rev. (Channing House),
                  Ser. 1999, 4.90%, due 2/15/09                                                     BBB+              822++
          3,050   Abag (CA) Fin. Au. Cert. of Participation Rev. (Episcopal
                  Homes Foundation), Ser. 1998, 5.13%, due 7/1/18                                  BBB+             3,097++
          1,000   Abag (CA) Fin. Au. Rev. (San Diego Hosp. Assoc.), Ser. 2003 C,
                  5.13%, due 3/1/18                                                      Baa1      BBB+             1,023++
            900   Brazos (TX) River Au. Ref. PCR (TXU Energy Co. LLC Proj.),
                  Ser. 2003 A, 6.75%, due 4/1/38 Putable 4/1/13                          Baa2       BBB             1,022
            750   Brazos (TX) River Au. Ref. Rev. (Reliant Energy, Inc. Proj.),
                  Ser. 1999 B, 7.75%, due 12/1/18                                         Ba1      BBB-               821++

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     $    1,000   Brazos (TX) River
                  Harbor Navigation Dist. of Brazoria Co.
                  Env. Fac. Rev. (Dow Chemical Co. Proj.), Ser. 2002 A-4,
                  5.20%, due 5/15/33                                                      A3         A         $    1,066++
            765   California Co. (CA) Tobacco Securitization Agcy. Tobacco
                  Settlement Asset-Backed Rev., Ser. 2002, 4.75%, due 6/1/19             Baa3       BBB               769
          1,750   California Ed. Fac. Au. Ref. Rev. (Stanford Univ.), Ser. 2001 R,
                  5.00%, due 11/1/21                                                      Aaa       AAA             1,859++
          2,000   California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West),
                  Ser. 2004 I, 4.95%, due 7/1/26                                         Baa1      BBB+             2,092++
          2,000   California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.),
                  Ser. 1999 A, 6.13%, due 12/1/19                                         A3                          2,200++
          1,000   California Hlth. Fac. Fin. Au. Rev. (Kaiser Permanente),
                  Ser. 1998 B, 5.00%, due 10/1/20                                                   AAA             1,078++
          1,500   California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev.
                  (Republic Svc., Inc. Proj.), Ser. 2002 B, 5.25%, due 6/1/23            Baa3       BBB             1,587++
          2,500   California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev.
                  (Waste Management, Inc. Proj.), Ser. 2002 B,
                  4.45%, due 7/1/27 Putable 7/1/05                                                  BBB             2,528++
          1,000   California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev.
                  (Waste Management, Inc. Proj.), Ser. 2002 C,
                  4.85%, due 12/1/27 Putable 12/1/17                                                BBB             1,045++
          4,500   California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A,
                  5.75%, due 5/1/17                                                       A3        BBB+            5,105
          1,000   California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A,
                  5.38%, due 5/1/22                                                       A3        BBB+            1,080
          2,250   California St. G.O., Ser. 2002, 5.00%, due 10/1/17                      A1         A+             2,417
          1,095   California St. Pub. Works Board Lease Rev. (California Comm.
                  Colleges), Ser. 2004 B, 5.50%, due 6/1/20                              Baa2       BBB-            1,216
          1,000   California St. Univ., Fresno Assoc., Inc. Rev. (Auxiliary
                  Organization Event Ctr.), Ser. 2002, 5.00%, due 7/1/12                 Baa3       BBB-            1,058
          2,000   California Statewide CDA Cert. of Participation Rev.
                  (Children's Hosp. Los Angeles), Ser. 1999,
                  5.13%, due 8/15/19                                                      A2        A+              2,077++
          2,000   California Statewide CDA Cert. of Participation Rev.
                  (The Internext Group), Ser. 1999, 5.38%, due 4/1/17                               BBB             2,037++
          5,000   California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.),
                  Ser. 2003 A, 6.00%, due 10/1/16                                         A3         A              5,559++
            500   California Statewide CDA Rev. (East Valley Tourist Dev. Au.),
                  Ser. 2003 A, 9.25%, due 10/1/20                                                   BB                549
          3,000   California Statewide CDA Rev. (Kaiser Permanente), Ser. 2002 E,
                  4.70%, due 11/1/36 Putable 6/1/09                                       A3                        3,197++
          1,000   Central (CA) Joint Pwr. Hlth. Fin. Au. Cert. of Participation Rev.,
                  (Comm. Hosp. of Central California Proj.), Ser. 2000,
                  5.50%, due 2/1/14                                                      Baa1       BBB+            1,053++
          1,020   Cerritos (CA) Pub. Fin. Au. Sub. Tax Allocation Rev.
                  (Cerritos Redev. Proj.), Ser. 2002 B, 4.40%, due 11/1/16                          BBB             1,008
          1,000   Cumberland Co. (PA) West Shore Area Au. Hosp. Rev.
                  (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.),
                  Ser. 2001, 6.00%, due 1/1/18                                                     BBB+             1,069++
            500   Dallas-Fort Worth (TX) Int'l. Arpt. Fac. Imp. Corp. Rev.,
                  Ser. 2004 A-1, 6.15%, due 1/1/16                                       Baa3      BBB-               500++
          1,000   De Kalb Co. (GA) Dev. Au. Ref. PCR (General Motors Corp. Proj.),
                  Ser. 2002, 6.00%, due 3/15/21                                           A3        BBB             1,077++
          1,210   Elk Grove (CA) Spec. Tax Rev. (East Franklin Comm. Fac.
                  Dist. Number 1), Ser. 2002 A, 5.38%, due 8/1/17                                   BB+             1,260

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     $    1,270   Los Angeles (CA)
                  Dept. of Wtr. & Pwr. Sys. Rev., Ser. 2001 A,
                  Sub. Ser. A-3, 5.38%, due 7/1/20                                        Aa3                  $    1,324
            750   Miami Beach (FL) Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai
                  Med. Ctr. of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09             Ba2       BB                772++
          1,500   Morehouse Parish (LA) Ref. PCR (Int'l. Paper Co. Proj.),
                  Ser. 2001 A, 5.25%, due 11/15/13                                       Baa2       BBB             1,617++
          1,405   North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev.,
                  Ser. 2003 A, 5.50%, due 1/1/14                                         Baa1      BBB+             1,556
            605   Oakland (CA) Redev. Agcy. Rev. (Coliseum Area Redev. Proj.),
                  Ser. 2003, 5.00%, due 9/1/16                                                      A-                636
            635   Oakland (CA) Redev. Agcy. Rev. (Coliseum Area Redev. Proj.),
                  Ser. 2003, 5.00%, due 9/1/17                                                      A-                665
          1,370   Puerto Rico Children's Trust Tobacco Settlement Asset-Backed
                  Rev., Ser. 2002, 5.38%, due 5/15/33                                    Baa3       BBB             1,252
            440   Roseville (CA) Stone Point Comm. Fac. District No. 1 Special
                  Tax Rev., Ser. 2003, 5.70%, due 9/1/17                                            BB+               453
            830   San Diego (CA) Redev. Agcy. Sub. Parking Rev. (Centre City
                  Redev. Proj.), Ser. 2003 B, 4.80%, due 9/1/15                          Baa2       A-                856
            820   San Diego (CA) Redev. Agcy. Sub. Parking Rev. (Centre City
                  Redev. Proj.), Ser. 2003 B, 4.90%, due 9/1/16                          Baa2       A-                847
          3,000   San Francisco (CA) Bay Area Toll Au. Toll Bridge Rev., Ser. 2001 D,
                  5.00%, due 4/1/17                                                       Aa3       AA              3,259
          1,000   Santa Rosa (CA) Rancheria Tachi Yokut Tribe Enterprise Rev.,
                  Ser. 2003, 6.13%, due 3/1/13                                                      BBB             1,004
          1,000   South Gate (CA) Pub. Fin. Au. Tax Allocation Rev. (South Gate
                  Redev. Proj. No. 1), Ser. 2002, 5.00%, due 9/1/16                                 AAA             1,088
          1,250   Tobacco Settlement Fin. Corp. (LA) Tobacco Settlement
                  Asset-Backed Rev., Ser. 2001 B, 5.50%, due 5/15/30                     Baa3       BBB             1,115
            600   Univ. of California Regents Cert. of Participation Rev.
                  (San Diego Campus & Sacramento Proj.), Ser. 2002 A,
                  5.25%, due 1/1/18                                                       Aa2                         643
            750   Verrado (AZ) Comm. Fac. Dist. Number 1 G.O., Ser. 2003,
                  6.15%, due 7/15/17                                                                BB-               766
            250   Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (HOVENSA
                  Refinery Proj.), Ser. 2003, 6.13%, due 7/1/22                           Baa3     BBB-               268
            750   Virgin Islands Pub. Fin. Au. Rev. (Virgin Islands Matching
                  Fund Loan Notes), Ser. 1998 E, 6.00%, due 10/1/22                                 BBB               772
          1,000   Virgin Islands Wtr. & Pwr. Au. Elec. Sys. Ref. Rev., Ser. 1998,
                  5.30%, due 7/1/18                                                                 BBB             1,026
                                                                                                               ----------
                                                                                                                   71,190
                                                                                                               ----------

     TAX-EXEMPT VARIABLE RATE DEMAND NOTES--BACKED BY INSURANCE (0.2%)
     FINANCIAL SECURITY ASSURANCE INC.
            200   California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2003 U,
                  1.76%, VRDN due 11/1/04                                                VMIG1     A-1+               200
                                                                                                               ----------

     TAX-EXEMPT VARIABLE RATE DEMAND NOTES--BACKED BY LETTERS OF CREDIT (0.9%)
     BANK OF AMERICA
            100   California St. Econ. Rec. Rev., Ser. 2004 C-5,
                  1.68%, VRDN due 11/1/04                                                VMIG1     A-1+               100
            280   Irvine (CA) Ltd. Oblig. Imp. (Assessment Dist. No 93-14),
                  Ser. 2000, 1.70%, VRDN due 11/1/04                                     VMIG1     A-1+               280
            300   Newport Beach (CA) Rev. (Hoag Mem. Hosp. Presbyterian),
                  Ser. 1992, 1.68%, VRDN due 11/1/04                                     VMIG1     A-1+               300++

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     STATE STREET BANK
     $      200   Irvine Ranch (CA) Wtr. Dist. G.O., Ser. 1995,
                  1.70%, VRDN due 11/1/04                                                VMIG1     A-1+        $      200
                                                                                                               ----------
                                                                                                                      880
                                                                                                               ----------

                  TOTAL INVESTMENTS (155.7%) (COST $153,401)                                                      159,259##

                  Cash, receivables and other assets, less liabilities (2.0%)                                       2,051
                  Liquidation Value of Auction Market Preferred Shares [(57.7%)]                                  (59,000)
                                                                                                               ----------

                  TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)                                  $  102,310
                                                                                                               ----------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Intermediate Municipal Fund Inc.

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     TAX-EXEMPT SECURITIES--PRE-REFUNDED BACKED BY U.S. GOVERNMENT SECURITIES (0.8%)
     $    2,225   Massachusetts St. Wtr. Poll. Abatement Trust Pre-Refunded
                  Rev. (Pool Prog.), Ser. 2001, 5.25%, due 2/1/16                         Aaa       AAA        $    2,523
             20   San Antonio (TX) Pre-Refunded Cert. of Obligation G.O.,
                  Ser. 2002, 5.00%, due 2/1/14 P/R 2/1/12                                 Aa2       AA+                22
                                                                                                               ----------
                                                                                                                    2,545
                                                                                                               ----------

     TAX-EXEMPT SECURITIES--ESCROWED IN U.S. GOVERNMENT SECURITIES (0.6%)
          1,670   Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev.,
                  Ser. 1998 A, 5.50%, due 6/15/17                                                   AAA             1,967
                                                                                                               ----------

     TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (74.7%)
     AMERICAN MUNICIPAL BOND ASSURANCE CORP.
          1,500   California St. Pub. Works Board Lease Rev., Ser. 2002 A,
                  5.25%, due 12/1/17                                                                AAA             1,653
          5,000   Chicago (IL) G.O., Ser. 1995 A-2, 6.25%, due 1/1/13                     Aaa       AAA             5,993
          6,120   Chicago (IL) G.O., Ser. 2002 A, 5.38%, due 1/1/17                       Aaa       AAA             6,856
          4,220   Colorado Springs (CO) Util. Sys. Sub. Lien Ref. Rev., Ser. 2002 A,
                  5.38%, due 11/15/18                                                               AAA             4,752
          4,100   Fargo (ND) Hlth. Sys. Rev. (Meritcare Obligated Group),
                  Ser. 2002 A, 5.63%, due 6/1/17                                                    AAA             4,543++
          1,065   Indiana St. Recreational Dev. Comm. Rev., Ser. 2002,
                  5.25%, due 7/1/18                                                                 AAA             1,170
          1,125   Indiana St. Recreational Dev. Comm. Rev., Ser. 2002,
                  5.25%, due 7/1/19                                                                 AAA             1,229
          3,000   Massachusetts Port Au. Spec. Fac. Rev. (Delta Air Lines,
                  Inc. Proj.), Ser. 2001 A, 5.50%, due 1/1/19                                       AAA             3,113++
          5,010   New Hampshire Hlth. & Ed. Fac. Au. Rev. (Univ. Sys. of New
                  Hampshire), Ser. 1992, 5.38%, due 7/1/17                                          AAA             5,610
          7,000   Palm Beach Co. (FL) Sch. Board Cert. of Participation,
                  Ser. 2001 B, 5.38%, due 8/1/17                                                    AAA             7,830
          4,610   Thornton (CO) Cert. of Participation, Ser. 2002,
                  5.38%, due 12/1/16                                                      Aaa       AAA             5,204

     FINANCIAL GUARANTY INSURANCE CO.
          4,000   Denver (CO) City & Co. Arpt. Sys. Ref. Rev., Ser. 2002 E,
                  5.25%, due 11/15/14                                                     Aaa       AAA             4,355
          3,075   Detroit (MI) Sch. Dist. Sch. Bldg. & Site Imp. G.O., Ser. 2002 A,
                  5.50%, due 5/1/15                                                                 AAA             3,490
          3,235   Houston (TX) Arpt. Sys. Sub. Lien. Ref. Rev., Ser. 2001 A,
                  5.50%, due 7/1/16                                                                 AAA             3,548
          4,355   Las Vegas (NV) Valley Wtr. Dist. Ref. & Wtr. Imp. G.O., Ser. 2003 A,
                  5.25%, due 6/1/16                                                       Aaa       AAA             4,860
          4,935   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (New England
                  Med. Ctr. Hosp.), Ser. 2002 H, 5.38%, due 5/15/16                                 AAA             5,492++
          2,140   Mt. Pleasant Town (SC) Waterworks & Swr. Sys. Ref. & Imp. Rev.,
                  Ser. 2002, 5.25%, due 12/1/17                                                     AAA             2,392
          2,080   Oakland (CA) Redev. Agcy. Sub. Tax Allocation Rev. (Central
                  Dist. Redev. Proj.), Ser. 2003, 5.50%, due 9/1/18                                 AAA             2,329
          8,140   Orange Co. (FL) Sales Tax Ref. Rev., Ser. 2002 A,
                  5.13%, due 1/1/18                                                       Aaa       AAA             8,879
          2,000   Philadelphia (PA) Arpt. Ref. Rev. (Philadelphia Arpt. Sys.),
                  Ser. 1998 A, 5.38%, due 6/15/14                                                   AAA             2,176
          6,250   Port of Seattle (WA) Sub Lien Rev., Ser. 2002 B,
                  5.50%, due 9/1/16                                                                 AAA             6,861

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     $    5,500   Prince Georges Co.
                  (MD) Cons. Pub. Imp. G.O., Ser. 2001,
                  5.25%, due 12/1/16                                                      Aaa       AAA        $    6,110
          1,000   Sarasota Co. (FL) Util. Sys. Ref. Rev., Ser. 2002 C,
                  5.25%, due 10/1/20                                                      Aaa       AAA             1,099
          2,500   Tacoma (WA) Wtr. Sys. Rev., Ser. 2001, 5.13%, due 12/1/19                         AAA             2,733

     FINANCIAL SECURITY ASSURANCE INC.
          3,495   Bi State (MO-IL) Dev. Agcy. Metro. Dist. Rev. (Metrolink
                  Cross Co. Extension Proj.), Ser. 2002 B, 5.25%, due 10/1/16             Aaa       AAA             3,892
          1,100   Charleston Co. (SC) Sch. Dist. G.O., Ser. 2001,
                  5.00%, due 2/1/18                                                       Aa1                       1,182
          3,600   Corpus Christi (TX) Tax & Muni. Hotel Occupancy Tax G.O.,
                  Ser. 2002, 5.50%, due 9/1/17                                                      AAA             4,082
          1,935   Dallas-Fort Worth (TX) Int'l. Arpt. Imp. Rev., Ser. 2004 B,
                  5.50%, due 11/1/18                                                      Aaa       AAA             2,130
          8,800   Energy Northwest (WA) Elec. Ref. Rev. (Proj. No. 3), Ser. 2001 A,
                  5.50%, due 7/1/17                                                       Aaa       AAA             9,881
          7,000   Harris Co. (TX) Toll Road Sr. Lien Ref. Rev., Ser. 2002,
                  5.38%, due 8/15/16                                                                AAA             7,873
          2,580   Indianapolis (IN) Local Pub. Imp. Rev. (Indianapolis Arpt.
                  Au. Proj.), Ser. 2003 A, 5.63%, due 1/1/17                                        AAA             2,847
          2,000   Kane, Cooke, & DuPage Cos. (IL) Elgin Sch. Dist. Number U-46
                  G.O., Ser. 1998, 5.35%, due 1/1/15                                      Aaa                       2,222
          5,000   King & Snohomish Cos. (WA) Northshore Sch. Dist. Number 417
                  G.O., Ser. 2002, 5.50%, due 12/1/17                                     Aaa       AAA             5,665
          4,260   King Co. (WA) Pub. Trans. Sales Tax Ref. G.O., Ser. 2002,
                  5.38%, due 12/1/14                                                      Aaa       AAA             4,853
          3,015   Knox Co. (TN) Hlth., Ed., & Hsg. Fac. Board Hosp. Ref. & Imp.
                  Rev., Ser. 2002 A, 5.50%, due 1/1/18                                    Aaa       AAA             3,325++
          1,725   Maine Muni. Bond Bank Rev., Ser. 1998 C,
                  5.35%, due 11/1/18                                                                AAA             1,904
          5,000   New Jersey Bldg. Au. St. Bldg. Ref. Rev., Ser. 2002 B,
                  5.25%, due 12/15/15                                                               AAA             5,618
          4,665   South Carolina St. Pub. Svc. Au. Rev., Ser. 2002 B,
                  5.38%, due 1/1/18                                                       Aaa       AAA             5,218
          4,200   Tarrant (TX) Reg. Wtr. Dist. Wtr. Ref. & Imp. Rev., Ser. 2002,
                  5.38%, due 3/1/16                                                       Aaa       AAA             4,685
          5,395   Truckee Meadows (NV) Wtr. Au. Wtr. Rev., Ser. 2001 A,
                  5.50%, due 7/1/15                                                                 AAA             6,052
          1,370   Wisconsin Hlth. & Ed. Fac. Au. Rev. (Aurora Med. Group, Inc.
                  Proj.), Ser. 1996, 6.00%, due 11/15/11                                  Aaa       AAA             1,596++

     MUNICIPAL BOND INVESTORS ASSURANCE CORP.
          1,465   Arizona St. Energy Mgt. Svcs. (Main) LLC Energy Conservation
                  Rev. (Arizona St. Univ. Proj.-Main Campus), Ser. 2002,
                  5.25%, due 7/1/17                                                                 AAA             1,632
          3,000   CDP-King Co. III (WA) Lease Rev. (King Street Ctr. Proj.),
                  Ser. 1997, 5.13%, due 6/1/17                                            Aaa       AAA             3,113
          5,335   Clark Co. (NV) Passenger Fac. Charge Ref. Rev.
                  (Las Vegas-McCarran Int'l. Arpt. Proj.), Ser. 2002 A,
                  5.25%, due 7/1/10                                                                 AAA             5,834
          4,575   Henry Co. (GA) Wtr. & Swr. Au. Wtr. & Swr. Ref. Rev., Ser. 2002 A,
                  5.13%, due 2/1/17                                                       Aaa       AAA             5,078
          4,955   Houston (TX) Pub. Imp. Ref. G.O., Ser. 2002, 5.25%, due 3/1/17                    AAA             5,492
          5,000   Illinois G.O., First Ser. 2002, 5.25%, due 10/1/14                      Aaa                       5,623

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     $    3,000   Illinois Hlth. Fac.
                  Au. Rev. (Loyola Univ. Hlth. Sys.), Ser. 1997 A,
                  6.00%, due 7/1/14                                                       Aaa       AAA        $    3,544++
          1,000   Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev., Ser. 2002 B,
                  5.25%, due 1/1/18                                                       Aaa       AAA             1,091
          1,850   Massachusetts St. G.O., Ser. 2002 E, 5.38%, due 1/1/18                            AAA             2,100
          5,000   Michigan St. Hsg. Dev. Au. Single-Family Mtge. Rev., Ser. 2001 A,
                  5.30%, due 12/1/16                                                                AAA             5,306
          2,710   Newnan (GA) Hosp. Au. Rev. Anticipation Certificate
                  (Newnan Hosp., Inc. Proj.), Ser. 2002, 5.50%, due 1/1/18                Aaa                       3,015++
          1,910   Southmost (TX) Reg. Wtr. Au. Wtr. Supply Contract Rev.
                  (Desalination Plant Proj.), Ser. 2002, 5.50%, due 9/1/19                Aaa                       2,153
          1,000   Trinity (TX) River Au. Imp. & Ref. Rev. (Tarrant Co. Wtr. Proj.),
                  Ser. 2003, 5.50%, due 2/1/16                                                      AAA             1,134
          4,555   Washington St. G.O., Ser. 1998 C, 6.00%, due 7/1/12                               AAA             5,376
          7,205   Wisconsin St. G.O., Ser. 2002 C, 5.25%, due 5/1/17                      Aaa       AAA             8,017
                                                                                                               ----------
                                                                                                                  233,810
                                                                                                               ----------

     TAX-EXEMPT SECURITIES--OTHER (78.3%)
          4,145   Anson (TX) Ed. Fac. Corp. Std. Hsg. Rev. (Univ. of Texas at
                  Dallas-Waterview Park Proj.), Ser. 2002, 5.00%, due 1/1/23                         A              4,191++
          1,000   Austin (TX) Convention Enterprises, Inc. Convention Ctr.
                  Hotel First Tier Rev., Ser. 2001 A, 6.38%, due 1/1/16                  Baa3       BBB-            1,049
          1,645   Badger (WI) Tobacco Asset Securitization Corp. Tobacco
                  Settlement Asset-Backed Rev., Ser. 2002, 6.13%, due 6/1/27             Baa3       BBB             1,595
          2,000   Boone Co. (MO) Hosp. Ref. Rev. (Boone Hosp. Ctr.), Ser. 2002,
                  5.05%, due 8/1/20                                                       A3                        2,064++
          2,425   Branson (MO) Dev. Fin. Board Infrastructure Fac. Board Rev.,
                  Ser. 2003 A, 5.00%, due 12/1/17                                        Baa1                       2,531
          3,300   Brazos (TX) River Au. Ref. PCR (TXU Energy Co. LLC Proj.),
                  Ser. 2003 A, 6.75%, due 4/1/38 Putable 4/1/13                          Baa2       BBB             3,749++
          1,000   Brazos (TX) River Au. Ref. PCR (TXU Energy Co. LLC Proj.),
                  Ser. 2003 D, 5.40%, due 10/1/29 Putable 10/1/14                        Baa2                       1,057++
          1,000   Brazos (TX) River Au. Ref. Rev. (Reliant Energy, Inc. Proj.),
                  Ser. 1999 B, 7.75%, due 12/1/18                                         Ba1      BBB-             1,095++
          4,000   Brazos (TX) River Harbor Navigation Dist. Env. Fac. Rev.
                  (Dow Chemical Co. Proj.), Ser. 2002 B-2,
                  4.75%, due 5/15/33 Putable 5/15/07                                      A3         A              4,168++
          2,500   Broward Co. (FL) G.O., Ser. 2001 A, 5.25%, due 1/1/18                   Aa1                       2,767
          3,500   California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev.
                  (Republic Svc., Inc. Proj.), Ser. 2002 B, 5.25%, due 6/1/23            Baa3       BBB             3,704++
          2,500   California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A,
                  5.75%, due 5/1/17                                                       A3       BBB+             2,836
          3,460   California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A,
                  5.38%, due 5/1/22                                                       A3       BBB+             3,737
          1,240   California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.),
                  Ser. 2003 A, 6.00%, due 10/1/16                                         A3         A              1,379++
          1,500   California Statewide CDA Rev. (East Valley Tourist Dev. Au.),
                  Ser. 2003 A, 9.25%, due 10/1/20                                                                   1,646^^
          1,500   Chicago (IL) Metro. Wtr. Reclamation Dist. Cap. Imp. G.O.,
                  Ser. 2002 C, 5.38%, due 12/1/16                                                   AAA             1,698
          1,000   Clark Co. (WA) Vancouver Sch. Dist. Number 37 G.O., Ser. 1998,
                  5.13%, due 12/1/12                                                      A3                        1,124
          1,765   Cumberland Co. (PA) West Shore Area Au. Hosp. Rev., (Holy
                  Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001,
                  6.05%, due 1/1/19                                                                 BBB+            1,881++

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     $    2,100   Dallas-Fort Worth
                  (TX) Int'l. Arpt. Fac. Imp. Corp. Rev.,
                  Ser. 2004 A-1, 6.15%, due 1/1/16                                       Baa3       BBB-       $    2,100++
          4,210   DCH Hlth. Care Au. (AL) Hlth. Care Fac. Rev., Ser. 2002,
                  5.25%, due 6/1/14                                                       A1          A+            4,530
          1,000   Delaware River (PA-NJ) Joint Toll Bridge Comm. Sys. Rev.,
                  Ser. 2003, 5.25%, due 7/1/18                                            A2          A-            1,088
          1,000   Denton, Tarrant, & Wise Cos. (TX) Northwest Ind. Sch. Dist.
                  Unlimited Sch. Bldg. & Ref. G.O., Ser. 2002,
                  5.50%, due 8/15/17                                                                AAA             1,119
          2,000   Denver (CO) City & Co. Arpt. Sys. Rev., Ser. 1991 D,
                  7.75%, due 11/15/13                                                               AAA             2,467
          4,495   Dist. of Columbia (Washington, D.C.) Ref. G.O., Ser. 2002 C,
                  5.25%, due 6/1/13                                                                 AAA             4,995
          1,750   Ector Co. (TX) Hosp. Dist. Hosp. Rev., Ser. 2002 A,
                  5.63%, due 4/15/16                                                      A2        A-              1,828
          1,745   Ector Co. (TX) Hosp. Dist. Hosp. Rev., Ser. 2002 A,
                  5.63%, due 4/15/17                                                      A2        A-              1,816
          3,000   Fiddlers Creek (FL) Comm. Dev. Dist. Number 2 Spec.
                  Assessment Rev., Ser. 2003 A, 6.00%, due 5/1/16                                   BB-             3,056
            825   Fort Bend Co. (TX) Ind. Dev. Corp. Ref. PCR (Frito-Lay, Inc.
                  Proj.), Ser. 1987, 3.00%, due 10/1/11                                   A1                          833++
          2,000   Freeborn Co. (MN) Hsg. & Redev. Au. Lease Rev.
                  (Criminal Justice Ctr. Proj.), Ser. 2002, 5.38%, due 2/1/17            Baa1                       2,111
          3,000   Golden St. (CA) Tobacco Securitization Corp. Tobacco
                  Settlement Asset-Backed Rev., Ser. 2003 A-1,
                  6.25%, due 6/1/33                                                      Baa3       BBB             2,862
          5,130   Illinois Ed. Fac. Au. Rev. (Field Museum of Natural History),
                  Ser. 2002, 4.30%, due 11/1/36                                           A2         A              5,234++
          3,560   Indiana Bond Bank Rev., Ser. 2002 B, 5.25%, due 2/1/18                 Baa2       A-              3,886
         10,000   Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2001 A,
                  5.38%, due 2/1/17                                                                 AAA            11,127
          2,050   Indiana St. Hlth. Fac. Fin. Au. Rev. (Hlth. Sys. Sisters of
                  St. Francis), Ser. 2001, 5.35%, due 11/1/15                             Aa3        A              2,219++
          1,070   Ingham & Clinton Cos. (MI) East Lansing Bldg. Au. Ref. G.O.,
                  Ser. 1999, 5.25%, due 10/1/16                                                     AA              1,177
          3,000   Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed
                  Rev., Ser. 2001 B, 5.30%, due 6/1/25                                   Baa3       BBB             2,537
          2,000   Jasper (IN) Hosp. Au. Hosp. Fac. Ref. Rev. (Mem. Hosp. & Hlth.
                  Care Ctr. Proj.), Ser. 2002, 5.50%, due 11/1/17                                   AA              2,189++
          1,050   Kent Co. (MI) Forest Hills Pub. Sch. Unlimited G.O., Ser. 2000,
                  5.25%, due 5/1/19                                                       Aa2                       1,159
          2,000   Lehigh Co. (PA) Gen. Purp. Au. Rev. (KidsPeace Oblig. Group),
                  Ser. 1998, 6.00%, due 11/1/23                                           Ba2                       1,739++
          2,000   Lubbock (TX) Hlth. Fac. Dev. Corp. Rev. (St. Joseph Hlth. Sys.),
                  Ser. 1998, 5.25%, due 7/1/16                                            Aa3       AA-             2,093++
          1,310   Lyons (NY) Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004,
                  5.50%, due 9/1/14                                                       A2                        1,437
          1,375   Macomb Co. (MI) New Haven Comm. Sch. Bldg. & Site G.O.,
                  Ser. 2002, 5.25%, due 5/1/17                                            Aa1       AA+             1,530
          1,000   Martin Co. (NC) Ind. Fac. & Poll. Ctrl. Fin. Au. Solid Waste
                  Disp. Rev. (Weyerhaeuser Co. Proj.), Ser. 1994,
                  6.80%, due 5/1/24                                                      Baa2       BBB             1,025++
          1,000   Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Union Hosp.
                  of Cecil Co.), Ser. 2002, 5.50%, due 7/1/14                             A3                        1,099++

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     $    2,400   Mashantucket (CT) Western Pequot Tribe Spec. Rev., Sub.
                  Ser. 1997 B, 5.70%, due 9/1/12                                         Baa3                  $    2,571**
          2,450   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Caritas Christi
                  Oblig. Group), Ser. 1999 A, 5.70%, due 7/1/15                                     BBB             2,535++
          2,810   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Milford-Whitinsville
                  Reg. Hosp.), Ser. 1998 C, 5.75%, due 7/15/13                           Baa2       BBB             2,931++
          5,030   Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.),
                  Ser. 2002 A, 5.25%, due 8/1/19                                         Aaa        AAA             5,583
          2,775   Massachusetts St. Wtr. Poll. Abatement Trust Unrefunded
                  Balance Rev. (Pool Prog.), Ser. 2001, 5.25%, due 2/1/16                Aaa        AAA             3,079
          3,085   Memphis-Shelby Co. (TN) Arpt. Au. Spec. Fac. Ref. Rev.
                  (Federal Express Corp.), Ser. 2002, 5.05%, due 9/1/12                  Baa2       BBB             3,317++
          1,750   Miami Beach (FL) Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai
                  Med. Ctr. Florida Proj.), Ser. 2004, 6.25%, due 11/15/09                Ba2       BB              1,801++
          1,500   Michigan St. Bldg. Au. Rev. (Fac. Prog.), Ser. 2001 II,
                  5.50%, due 10/15/18                                                     Aa1       AA+             1,687
          2,735   Michigan Strategic Fund Solid Waste Disp. Ltd. Oblig. Ref.
                  Rev. (Waste Mgt. Inc. Proj.), Ser. 2002, 4.20%, due 12/1/12                       BBB             2,774++
          2,000   Missouri St. Env. Imp. & Energy Res. Au. Wtr. Poll. Ctrl. &
                  Drinking Wtr. Rev., Ser. 2002 B, 5.50%, due 7/1/16                                AAA             2,265
          1,115   Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001 II,
                  5.25%, due 12/1/16                                                                AA              1,198
            775   Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001 III,
                  5.05%, due 12/1/15                                                                AA                832
          5,000   Montgomery Co. (PA) Higher Ed. & Hlth. Au. Hosp. Rev.
                  (Abington Mem. Hosp. Proj.), Ser. 2002 A, 5.00%, due 6/1/19                       A               5,180++
          3,000   Moraine (OH) Solid Waste Disp. Rev. (General Motors Corp. Proj.),
                  Ser. 1994, 6.75%, due 7/1/14                                            A3        BBB             3,431++
          2,500   Morehouse Parish (LA) Ref. PCR (Int'l. Paper Co. Proj.),
                  Ser. 2001 A, 5.25%, due 11/15/13                                       Baa2       BBB             2,696++
          2,000   MuniMae Subordinate Cumulative Perpetual Preferred Shares,
                  4.70%, due 6/30/49 Putable 9/30/09                                      Ba2                       2,002
          2,000   Nevada St. Cap. Imp. Ltd. G.O., Ser. 1998 B,
                  5.13%, due 4/15/17                                                      Aa2                       2,147
          1,500   New Jersey Econ. Dev. Au. Cigarette Tax Rev., Ser. 2004,
                  5.63%, due 6/15/19                                                     Baa2       BBB             1,582
          6,900   New Jersey Ed. Fac. Au. Rev. (Stevens Institute of Technology),
                  Ser. 2002 C, 5.25%, due 7/1/17                                         Baa1       A-              7,411++
          4,000   New Jersey Hlth. Care Fac. Fin. Au. Rev. (Somerset Med. Ctr. Issue),
                  Ser. 2003, 5.50%, due 7/1/18                                           Baa2                       4,191++
          3,250   New York City (NY) G.O., Ser. 2002 C, 5.50%, due 8/1/15                 A2                        3,624
          2,580   New York City (NY) IDA Civic Fac. Rev. (Lycee Francais de
                  New York Proj.), Ser. 2002 A, 5.50%, due 6/1/14                                    A              2,810++
          1,000   New York Convention Ctr. Operating Corp. Cert. of Participation
                  (Yale Bldg. Acquisition Proj.), Ser. 2003, 5.25%, due 6/1/08                      BB+             1,032
          3,500   New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2003 A,
                  5.38%, due 3/15/20                                                                AA              3,842
          1,000   New York St. Dorm. Au. Rev. (Mount Sinai NYU Hlth. Oblig. Group),
                  Ser. 2000 C, 6.00%, due 7/1/26                                         Baa3                       1,003++
          1,300   New York St. Urban Dev. Corp. Ref. Rev. (Correctional Cap. Fac.),
                  Ser. 1998, 5.00%, due 1/1/14                                            A3        AA-             1,374
          4,780   North Central (TX) Hlth. Fac. Dev. Corp. Hosp. Ref. Rev. (Baylor
                  Hlth. Care Sys. Proj.), Ser. 1998, 5.10%, due 5/15/13                   Aa3       AA-             5,099++

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     $    3,760   Ohio Air Quality Dev. Au. Env. Imp. Ref. Rev. (USX Corp. Proj.),
                  Ser. 1995, 5.00%, due 11/1/15                                          Baa1                  $    4,100++
          2,085   Palm Beach Co. (FL) Hlth. Fac. Au. Hosp. Ref. Rev. (BRCH Corp.
                  Oblig. Group), Ser. 2001, 5.00%, due 12/1/12                                      A+              2,230++
          3,850   Royal Oak (MI) Hosp. Fin. Au. Hosp. Ref. Rev. (William
                  Beaumont Hosp.), Ser. 1996 I, 6.25%, due 1/1/12                         Aa3       AA-             4,484++
          6,795   San Antonio (TX) Ind. Sch. Dist. Unlimited Tax G.O., Ser. 2001 B,
                  5.38%, due 8/15/17                                                      Aaa       AAA             7,559
          1,240   San Antonio (TX) Unrefunded Balance Cert. of Obligation G.O.,
                  Ser. 2002, 5.00%, due 2/1/14                                            Aa2       AA+             1,362
            740   San Diego (CA) Redev. Agcy. Sub. Parking Rev. (Centre City
                  Redev. Proj.), Ser. 2003 B, 5.00%, due 9/1/17                          Baa2       A-                765
          2,000   Sayre (PA) Hlth. Care Fac. Au. Rev. (Guthrie Hlth. Proj.), Ser.
                  2002 A, 5.75%, due 12/1/21                                                        A-              2,133++
          1,625   Skagit Co. (WA) Pub. Hosp. Dist. Ref. Rev., Ser. 2003,
                  6.00%, due 12/1/18                                                     Baa3                       1,689
          2,345   South Carolina Jobs Econ. Dev. Au. Hosp. Ref. Rev. (Palmetto
                  Hlth. Alliance), Ser. 2003 A, 6.00%, due 8/1/13                        Baa2       BBB             2,599++
          2,000   South Carolina Jobs Econ. Dev. Au. Hosp. Ref. Rev. (Palmetto
                  Hlth. Alliance), Ser. 2003 A, 6.13%, due 8/1/23                        Baa2       BBB             2,128++
            155   Spokane Co. (WA) Ltd. Tax G.O., Ser. 1998, 5.10%, due 12/1/17           Aa3                         166
          2,540   St. Paul (MN) Port Au. Lease Rev. (Office Bldg. at Cedar Street),
                  Ser. 2002, 5.00%, due 12/1/17                                           Aa1                       2,745
            500   Texas Std. Hsg. Corp. Std. Hsg. Rev. (Midwestern St. Univ. Proj.),
                  Ser. 2002, 5.50%, due 9/1/12                                           Baa3                         516
          1,000   Tobacco Settlement Fin. Corp. (LA) Tobacco Settlement
                  Asset-Backed Rev., Ser. 2001 B, 5.50%, due 5/15/30                     Baa3       BBB               892
          1,085   Tyler (TX) Hlth. Fac. Dev. Corp. Hosp. Rev. (Mother Frances Hosp.
                  Reg. Hlth. Care Ctr. Proj.), Ser. 2003, 5.25%, due 7/1/13              Baa1                       1,151
          3,500   Union Co. (SC) IDR (Federal Paper Board Co., Inc. Proj.),
                  Ser. 1989, 4.55%, due 11/1/09                                          Baa2       BBB             3,651++
          2,950   Univ. of Texas Board of Regents Fin. Sys. Rev., Ser. 1999 B,
                  5.38%, due 8/15/18                                                                AAA             3,310
          1,900   Univ. of Wisconsin Hosp. & Clinics Au. Hosp. Rev., Ser. 2002 B,
                  5.50%, due 4/1/12                                                       A1                        2,079
          1,750   Verrado (AZ) Comm. Fac. Dist. Number 1 G.O., Ser. 2003,
                  6.15%, due 7/15/17                                                                BB-             1,786
          1,000   Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (Hovensa
                  Refinery Proj.), Ser. 2003, 6.13%, due 7/1/22                          Baa3      BBB-             1,073
          1,500   Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (Hovensa
                  Refinery Proj.), Ser. 2004, 5.88%, due 7/1/22                          Baa3      BBB-             1,587++
          3,125   Washington St. Hlth. Care Fac. Au. Rev. (Yakima Valley Mem.
                  Hosp. Assoc.), Ser. 2002, 5.00%, due 12/1/17                                       A              3,241++
          1,000   Washington St. Var. Purp. G.O., Ser. 1999 A, 4.75%, due 7/1/17          Aa1       AA+             1,057
          2,000   Westmoreland Co. (PA) IDA Gtd. Rev. (National Waste & Energy
                  Corp., Valley Landfill Expansion Proj.), Ser. 1993,
                  5.10%, due 5/1/18                                                                 BBB             2,109++
          2,780   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Kenosha Hosp. & Med.
                  Ctr., Inc. Proj.), Ser. 1999, 5.50%, due 5/15/15                                   A              2,924++
                                                                                                               ----------
                                                                                                                  244,860
                                                                                                               ----------

     TAX-EXEMPT VARIABLE RATE DEMAND NOTES--BACKED BY INSURANCE (0.3%)
     MUNICIPAL BOND INVESTORS ASSURANCE CORP.
          1,000   California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2003 U,
                  1.76%, VRDN due 11/1/04                                                VMIG1     A-1+             1,000
                                                                                                               ----------

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     TAX-EXEMPT VARIABLE RATE DEMAND NOTES--OTHER (0.5%)
     $      200   Valdez (AK) Marine Term. Ref. Rev. (BP Pipelines Inc. Proj.),
                  Ser. 2003 B, 1.74%, VRDN due 11/1/04                                   VMIG1     A-1+        $      200++
          1,200   Will Co. (IL) Exempt Fac. Ind. Rev. (BP Amoco Chemical Co. Proj.),
                  Ser. 2002, 1.79%, VRDN due 11/1/04                                     VMIG1     A-1+             1,200++
                                                                                                               ----------
                                                                                                                    1,400
                                                                                                               ----------

                  TOTAL INVESTMENTS (155.2%) (COST $466,443)                                                      485,582##

                  Cash, receivables and other assets, less liabilities (2.2%)                                       6,629
                  Liquidation Value of Auction Market Preferred Shares [(57.4%)]                                 (179,400)
                                                                                                               ----------

                  TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)                                  $  312,811
                                                                                                               ----------

SCHEDULE OF INVESTMENTS New York Intermediate Municipal Fund Inc.

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (34.3%)
     AMERICAN CAPITAL ACCESS
     $    1,060   Puerto Rico Ind., Tourist, Ed., Med., & Env. Ctrl. Fac. Rev.,
                  (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002 A,
                  5.25%, due 8/1/16                                                                  A         $    1,123++

     AMERICAN MUNICIPAL BOND ASSURANCE CORP.
          2,000   Metro. Trans. Au. (NY) Ref. Rev., Ser. 2002 A,
                  5.50%, due 11/15/15                                                               AAA             2,263
          2,920   New York City (NY) IDA Civic Fac. Rev. (Packer Collegiate
                  Institute Proj.), Ser. 2002, 5.00%, due 6/1/22                          Aaa       AAA             3,086++
            960   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
                  Ser. 1992 A, 5.88%, due 6/15/13                                         Aaa                       1,133
          2,025   New York City (NY) Trans. Fin. Au. Ref. Rev., Ser. 2002 C,
                  5.25%, due 8/1/17                                                                 AAA             2,231
          2,410   New York St. Dorm. Au. Rev. (Rochester Institute of
                  Technology Proj.), Ser. 2002 A, 5.25%, due 7/1/19                       Aaa                       2,634++
          3,000   Port Authority of NY & NJ Rev., Ser. 2002, 5.50%, due 12/15/12                    AAA             3,379
          1,535   Ulster Co. (NY) Res. Rec. Agcy. Solid Waste Sys. Ref. Rev.,
                  Ser. 2002, 5.25%, due 3/1/16                                                      AAA             1,685

     FINANCIAL GUARANTY INSURANCE CO.
          2,505   Metro. Trans. Au. (NY) Dedicated Tax Fund Rev., Ser. 2001 A,
                  5.25%, due 11/15/14                                                               AAA             2,812

     FINANCIAL SECURITY ASSURANCE INC.
            500   Long Island (NY) Pwr. Au. Elec. Sys. Rev., Ser. 1998 A,
                  5.13%, due 12/1/16                                                      Aaa       AAA               544
          1,410   New York City (NY) Hlth. & Hosp. Corp. Rev., Ser. 2002 A,
                  5.50%, due 2/15/13                                                                AAA             1,597

     MUNICIPAL BOND INVESTORS ASSURANCE CORP.
          2,000   New York St. Dorm. Au. Insured Rev. (Long Island Jewish Med. Ctr.),
                  Ser. 1998, 5.00%, due 7/1/18                                                      AAA             2,088++
          1,600   New York St. Dorm. Au. Insured Rev. (The Culinary Institute
                  of America), Ser. 1999, 5.38%, due 7/1/15                                         AAA             1,782++
          1,980   New York St. Dorm. Au. Rev. (New York Med. College Proj.),
                  Ser. 1998, 5.00%, due 7/1/21                                            Aaa       AAA             2,121++
                                                                                                               ----------
                                                                                                                   28,478
                                                                                                               ----------

     TAX-EXEMPT SECURITIES--OTHER (121.5%)
          3,000   Albany (NY) IDA Civic Fac. Rev., (Charitable Leadership Foundation
                  Ctr. for Med. Science Proj.), Ser. 2002 A, 6.00%, due 7/1/19           Baa3                       3,241
            800   Brazos (TX) River Au. Ref. PCR (TXU Energy Co. LLC Proj.),
                  Ser. 2003 A, 6.75%, due 4/1/38 Putable 4/1/13                          Baa2       BBB               909
            750   Brazos (TX) River Au. Ref. Rev. (Reliant Energy, Inc. Proj.),
                  Ser. 1999 B, 7.75%, due 12/1/18                                         Ba1      BBB-               821++
          1,000   Brazos (TX) River Harbor Navigation Dist. of Brazoria Co.
                  Env. Fac. Rev. (Dow Chemical Co. Proj.), Ser. 2002 A-4,
                  5.20%, due 5/15/33 Putable 5/15/08                                      A3         A              1,066++
          1,590   Cumberland Co. (PA) West Shore Area Au. Hosp. Rev., (Holy
                  Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001,
                  5.90%, due 1/1/17                                                                BBB+              1,700++
            400   Dallas-Fort Worth (TX) Int'l. Arpt. Fac. Imp. Corp. Rev.,
                  Ser. 2004 A-1, 6.15%, due 1/1/16                                       Baa3      BBB-               400++
          1,000   De Kalb Co. (GA) Dev. Au. Ref. PCR (General Motors Corp. Proj.),
                  Ser. 2002, 6.00%, due 3/15/21                                           A3        BBB             1,077++
          1,000   Dutchess Co. (NY) IDA Civic Fac. Ref. Rev. (Marist College Proj.),
                  Ser. 2003 A, 5.15%, due 7/1/17                                         Baa1                       1,065++

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     $    2,000   Dutchess Co. (NY) IDA Ind. Dev. Rev. (IBM Proj.), Ser. 1999,
                  5.45%, due 12/1/29                                                      A1        A+         $    2,197++
          2,000   Long Island Pwr. Au. (NY) Elec. Sys. Gen. Rev., Ser. 1998 A,
                  5.50%, due 12/1/13                                                      Aaa       AAA             2,336
          1,500   Lyons (NY) Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004,
                  5.50%, due 9/1/14                                                       A2                        1,646
            500   Miami Beach (FL) Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai
                  Med. Ctr. of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09             Ba2       BB                515++
            980   Monroe Co. (NY) IDA Std. Hsg. Rev., (Collegiate Hsg.
                  Foundation - Rochester Institute of Technology Proj.),
                  Ser. 1999 A, 5.25%, due 4/1/19                                         Baa3                         980++
          1,000   Monroe Co. (NY) Newpower Corp. Pwr. Fac. Rev., Ser. 2003,
                  5.10%, due 1/1/16                                                                 BBB+            1,067
          1,000   Monroe Co. (NY) Pub. Imp. Ref. G.O., Ser. 1996,
                  6.00%, due 3/1/13                                                       A3        AA-             1,165
          1,000   Morehouse Parish (LA) Ref. PCR (Int'l. Paper Co. Proj.),
                  Ser. 2001 A, 5.25%, due 11/15/13                                       Baa2       BBB             1,078++
          1,000   New York City (NY) G.O., Ser. 1998 J, 5.00%, due 8/1/11                 A2         A              1,067
          1,000   New York City (NY) G.O., Ser. 2002 A, 5.75%, due 8/1/16                 A2         A              1,121
            750   New York City (NY) G.O., Ser. 2002 C, 5.50%, due 8/1/15                 A2                          836
          4,000   New York City (NY) Hsg. Dev. Corp. Multi-Family Hsg. Rev.,
                  Ser. 2002 E-2, 5.05%, due 11/1/23                                       Aa2       AA              4,111
          1,000   New York City (NY) IDA Civic Fac. Rev. (Lycee Francais de
                  New York Proj.), Ser. 2002 A, 5.50%, due 6/1/15                                    A              1,084++
          1,030   New York City (NY) IDA Civic Fac. Rev. (Lycee Francais de
                  New York Proj.), Ser. 2002 A, 5.50%, due 6/1/17                                    A              1,106++
          1,000   New York City (NY) IDA Ind. Dev. Rev. (Brooklyn Navy Yard
                  Cogeneration Partners, L.P. Proj.), Ser. 1997,
                  6.20%, due 10/1/22                                                      Ba1      BBB-             1,002
            500   New York City (NY) IDA Ind. Dev. Rev. (Harlem Auto Mall Proj.),
                  Ser. 2004, 5.13%, due 12/30/23                                         Baa1       BBB               500++
          4,000   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
                  Ser. 2002 D, 5.25%, due 6/15/15                                         Aa2       AA              4,456
          3,000   New York City (NY) Trans. Fin. Au. Ref. Rev., Ser. 2002 B,
                  5.25%, due 2/1/29                                                       Aa2                       3,311
            800   New York Convention Ctr. Operating Corp. Cert. of Participation
                  (Yale Bldg. Acquisition Proj.), Ser. 2003, 5.25%, due 6/1/08            Aa1                         826
          2,000   New York St. Dorm. Au. Court Fac. Lease Rev. (New York City
                  Issue), Ser. 2003 A, 5.50%, due 5/15/17                                 A3         A              2,217
          1,675   New York St. Dorm. Au. Insured Rev. (Long Island Univ.),
                  Ser. 2003 A, 5.25%, due 9/1/15                                                    AA              1,838++
          3,000   New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.),
                  Ser. 2003, 5.75%, due 2/15/17                                                     AA-             3,374++
          1,125   New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995 A,
                  5.63%, due 7/1/16                                                       A3        AA-             1,311
          1,010   New York St. Dorm. Au. Rev. (Columbia Univ. Proj.), Ser. 2001 A,
                  5.25%, due 7/1/16                                                                 AAA             1,118++
          2,985   New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.),
                  Ser. 2001, 5.75%, due 7/1/14                                            A3                        3,278++
          2,000   New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.),
                  Ser. 2001, 5.75%, due 7/1/16                                            A3        A-              2,171++
          2,500   New York St. Dorm. Au. Rev. (Mount Sinai NYU Hlth. Oblig. Group),
                  Ser. 2000 B, 6.25%, due 7/1/22                                         Baa3                       2,510++
            525   New York St. Dorm. Au. Rev. (New York Methodist Hosp.),
                  Ser. 2004, 5.25%, due 7/1/18                                            A3                          566

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     $      500   New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish
                  Oblig. Group), Ser. 2003, 5.00%, due 5/1/18                             A3                   $      521++
          2,855   New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.),
                  Ser. 2002, 5.25%, due 11/1/15                                           Aa1                       3,155++
          3,000   New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence
                  Proj.), Ser. 2002, 4.60%, due 7/1/16                                    Aa3                       3,101
            250   New York St. Dorm. Au. Secured Hosp. Ref. Rev. (Brookdale
                  Hosp. Med. Ctr.), Ser. 1998 J, 5.20%, due 2/15/16                       A3        AA-               263++
          5,500   New York St. Dorm. Au. St. Personal Income Tax Rev., Ser. 2003 A,
                  5.38%, due 3/15/17                                                                AA              6,112
          1,000   New York St. Dorm. Au. Third Gen. Resolution Rev. (St. Univ.
                  Ed. Fac. Issue Proj.), Ser. 2002 B, 5.25%, due 11/15/23                 A3        AA-             1,111
          5,000   New York St. Energy Res. & Dev. Au. Fac. Rev. (Consolidated
                  Edison Co. of New York, Inc. Proj.), Ser. 2001 A,
                  4.70%, due 6/1/36                                                       A1        A+              5,042++
          1,000   New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste
                  Management, Inc. Proj.), Ser. 2004 A,
                  4.45%, due 7/1/17 Putable 7/1/09                                                  BBB             1,035
          2,000   New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 1997-67,
                  5.70%, due 10/1/17                                                      Aa1                       2,095
          2,000   New York St. Pwr. Au. Rev., Ser. 2002 A, 5.25%, due 11/15/16            Aa2       AA-             2,215
            500   New York St. Urban Dev. Corp. Correctional & Youth Fac. Svc.
                  Rev., Ser. 2002 C, 4.00%, due 1/1/20                                              AA-               517
          1,325   New York St. Urban Dev. Corp. Proj. Ref. Rev. (Ctr. for Ind.
                  Innovation), Ser. 1995, 6.25%, due 1/1/09                               A3        AA-             1,511
          2,000   Niagara Co. (NY) IDA Civic Fac. Rev. (Niagara Univ. Proj.),
                  Ser. 2001 A, 5.50%, due 11/1/16                                                   AA              2,188++
          2,500   Niagara Co. (NY) IDA Solid Waste Disp. Fac. Ref. Rev.
                  (American Ref.-Fuel Co. of Niagara), Ser. 2001 C,
                  5.63%, due 11/15/24                                                    Baa1       BBB             2,680
            945   Puerto Rico Children's Trust Tobacco Settlement Asset-Backed
                  Rev., Ser. 2002, 5.38%, due 5/15/33                                    Baa3       BBB               864
          1,000   Santa Rosa (CA) Rancheria Tachi Yokut Tribe Enterprise Rev.,
                  Ser. 2003, 6.13%, due 3/1/13                                                      BBB             1,004
          1,000   Tobacco Settlement Fin. Corp. (LA) Tobacco Settlement
                  Asset-Backed Rev., Ser. 2001 B, 5.50%, due 5/15/30                     Baa3       BBB               892
          3,000   Triborough Bridge & Tunnel Au. (NY) Gen. Purp. Ref. Rev.,
                  Ser. 2002 B, 5.25%, due 11/15/18                                        Aa3       AA-             3,338
            500   United Nations (NY) Dev. Corp. Sr. Lien Ref. Rev., Ser. 2004
                  A, 5.25%, due 7/1/17                                                    A3                          529
            500   Verrado (AZ) Comm. Fac. Dist. Number 1 G.O., Ser. 2003,
                  6.15%, due 7/15/17                                                                BB-               510
            250   Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (Hovensa
                  Refinery Proj.), Ser. 2003, 6.13%, due 7/1/22                          Baa3      BBB-               268
            750   Virgin Islands Pub. Fin. Au. Rev. (Sub. Lien/Cap. Proj.),
                  Ser. 1998 E, 6.00%, due 10/1/22                                                   BBB               772
          1,000   Westchester Co. (NY) IDA Continuing Care Retirement Comm.
                  Rev. (Kendal on Hudson Proj.), Ser. 2003 B,
                  5.70%, due 1/1/34                                                                 BB              1,030++
          1,000   Yonkers (NY) IDA Civic Fac. Rev. (Comm. Dev.
                  Properties - Yonkers, Inc.), Ser. 2001 A, 6.25%, due 2/1/16            Baa3      BBB-             1,094++
                                                                                                               ----------
                                                                                                                  100,913
                                                                                                               ----------

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                      RATING *                 VALUE +
     (000'S OMITTED)                           SECURITY @                               MOODY'S    S&P    (000'S OMITTED)
     TAX-EXEMPT VARIABLE RATE DEMAND NOTES--BACKED BY LETTERS OF CREDIT (0.1%)
     MORGAN GUARANTY TRUST CO.
     $      100   New York City (NY) G.O., Sub.Ser. 1993 E-2,
                  1.70%, VRDN due 11/1/04                                                VMIG1     A-1+        $      100
                                                                                                               ----------

                  TOTAL INVESTMENTS (155.9%) (COST $125,152)                                                      129,491##

                  Cash, receivables and other assets, less liabilities (2.2%)                                       1,829
                  Liquidation Value of Auction Market Preferred Shares [(58.1%)]                                  (48,250)
                                                                                                               ----------
                  TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)                                  $   83,070
                                                                                                               ----------

                                               NEUBERGER BERMAN OCTOBER 31, 2004

NOTES TO SCHEDULE OF INVESTMENTS

     + Investments in securities by Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (individually a "Fund", collectively, the "Funds") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the Board of Directors of California, Intermediate, and New York, believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

     ## At October 31, 2004, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                               GROSS            GROSS               NET
     (000'S OMITTED)                                      UNREALIZED       UNREALIZED        UNREALIZED
     NEUBERGER BERMAN                         COST      APPRECIATION     DEPRECIATION      APPRECIATION
     CALIFORNIA                          $ 153,401          $  5,950            $  92          $  5,858
     INTERMEDIATE                          466,443            19,562              423            19,139
     NEW YORK                              125,152             4,402               63             4,339

     @ At time of investment, municipal securities purchased by the Funds are within the four highest rating categories (with respect to at least 80% of total assets) assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc., Standard & Poor's, or Fitch Investors Services, Inc. or, where not rated, are determined by the Funds' investment manager to be of comparable quality. Approximately 79%, 74%, and 54% of the municipal securities held by California, Intermediate, and New York, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

     ++   Security is guaranteed by the corporate or non-profit obligor.

     ** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At October 31, 2004, these securities amounted to $2,571,000 or 0.8% of net assets for Intermediate.

     *    Credit ratings are unaudited.

     ^^   Not rated by a nationally recognized statistical rating organization.

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

                                                                              CALIFORNIA      INTERMEDIATE          NEW YORK
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                    INTERMEDIATE         MUNICIPAL      INTERMEDIATE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                  MUNICIPAL FUND              FUND    MUNICIPAL FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)--SEE
     SCHEDULE OF INVESTMENTS                                              $      159,259    $      485,582    $      129,491
     Cash                                                                             15                54                93
     Interest receivable                                                           2,470             7,964             2,118
     Prepaid expenses and other assets                                               178               409               146
============================================================================================================================
TOTAL ASSETS                                                                     161,922           494,009           131,848
============================================================================================================================

LIABILITIES
     Dividends payable--preferred shares                                              73               219                60
     Dividends payable--common shares                                                424             1,372               362
     Payable to administrator (Note B)                                                40               121                32
     Accrued expenses and other payables                                              75                86                74
============================================================================================================================
TOTAL LIABILITIES                                                                    612             1,798               528
============================================================================================================================

AUCTION MARKET PREFERRED SHARES SERIES A & B AT LIQUIDATION VALUE
     3,000, 8,000 and 3,000 shares authorized; 2,360, 7,176 and 1,930 shares issued and outstanding for California, Intermediate and
     New York, respectively; $.0001 par value;
     $25,000 liquidation value per share (Note A)                                 59,000           179,400            48,250
============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                     $      102,310    $      312,811    $       83,070
============================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
     Paid-in capital--common shares                                       $       96,347    $      293,853    $       79,063
     Undistributed net investment income (loss)                                      449               904               245
     Accumulated net realized gains (losses) on investments                         (344)           (1,085)             (577)
     Net unrealized appreciation (depreciation) in value of investments            5,858            19,139             4,339
============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                     $      102,310    $      312,811    $       83,070
============================================================================================================================

COMMON SHARES OUTSTANDING ($.0001 par value; 999,997,000,
     999,992,000 and 999,997,000 shares authorized for
     California, Intermediate and New York, respectively)                          6,792            20,705             5,575
============================================================================================================================
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                              $        15.06    $        15.11    $        14.90
============================================================================================================================

*COST OF INVESTMENTS                                                      $      153,401    $      466,443    $      125,152
============================================================================================================================

See Notes to Financial Statements

                            NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2004

STATEMENTS OF OPERATIONS

                                                                              CALIFORNIA      INTERMEDIATE          NEW YORK
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                    INTERMEDIATE         MUNICIPAL      INTERMEDIATE
(000'S OMITTED)                                                           MUNICIPAL FUND              FUND    MUNICIPAL FUND
INVESTMENT INCOME
INCOME:
Interest income (Note A)                                                  $        7,157    $       22,066    $        6,008
============================================================================================================================

EXPENSES:
Investment management fee (Notes A & B)                                              396             1,213               324
Administration fee (Note B)                                                          475             1,455               389
Stock transfer agent fees                                                             48                48                48
Auction agent fees (Note B)                                                          150               456               123
Special rate period expense (Notes A & B)                                             47               161                38
Audit fees                                                                            40                40                40
Basic maintenance expense (Note B)                                                    25                25                25
Custodian fees (Note B)                                                               78               138                67
Insurance expense                                                                      4                12                 3
Legal fees                                                                            34                71                31
Shareholder reports                                                                   20                58                18
Stock exchange listing fees                                                            3                 7                 2
Directors' fees and expenses                                                          25                26                25
Miscellaneous                                                                          2                 5                 4
============================================================================================================================
Total expenses                                                                     1,347             3,715             1,137

Investment management fee waived (Note B)                                           (396)           (1,213)             (324)
============================================================================================================================
Expenses reduced by custodian fee expense offset arrangement (Note B)                 (0)               (1)               (1)
============================================================================================================================
Total net expenses                                                                   951             2,501               812
============================================================================================================================
Net investment income                                                              6,206            19,565             5,196
============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Investment securities sold                                                   (274)             (328)             (157)
============================================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
       Investment securities                                                       4,830            13,555             2,797
============================================================================================================================
Net gain (loss) on investments                                                     4,556            13,227             2,640

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
       Net investment income                                                        (859)           (2,590)             (704)
============================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
       SHAREHOLDERS RESULTING FROM OPERATIONS                             $        9,903    $       30,202    $        7,132
============================================================================================================================

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        CALIFORNIA INTERMEDIATE MUNICIPAL FUND
                                                                                      ------------------------------------------
                                                                                               YEAR                         YEAR
                                                                                              ENDED                        ENDED
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                                OCTOBER 31,                  OCTOBER 31,
(000'S OMITTED)                                                                                2004                         2003
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                          $       6,206                $       5,744
Net realized gain (loss) on investments                                                        (274)                         (70)
Change in net unrealized appreciation (depreciation) of investments                           4,830                        1,031

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income                                                                          (859)                        (551)
================================================================================================================================
Net increase (decrease) in net assets applicable to common shareholders
       resulting from operations                                                              9,903                        6,154
================================================================================================================================

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                                                        (5,094)                      (5,094)
================================================================================================================================

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from underwriters' over-allotment option exercised                                  --                        2,644
Proceeds from reinvestment of dividends                                                          --                           --
Payments for preferred shares offering costs                                                     --                         (744)
================================================================================================================================
Total net proceeds from capital share transactions                                               --                        1,900
================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                       4,809                        2,960

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                                                            97,501                       94,541
================================================================================================================================
End of year                                                                           $     102,310                $      97,501
================================================================================================================================
Undistributed net investment income (loss) at end of year                             $         449                $         196
================================================================================================================================

See Notes to Financial Statements

                                                                                              INTERMEDIATE MUNICIPAL FUND
                                                                                      ------------------------------------------
                                                                                               YEAR                         YEAR
                                                                                              ENDED                        ENDED
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                                OCTOBER 31,                  OCTOBER 31,
(000'S OMITTED)                                                                                2004                         2003
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                          $      19,565                $      18,172
Net realized gain (loss) on investments                                                        (328)                        (757)
Change in net unrealized appreciation (depreciation) of investments                          13,555                        5,860

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income                                                                        (2,590)                      (1,773)
================================================================================================================================
Net increase (decrease) in net assets applicable to common shareholders
       resulting from operations                                                             30,202                       21,502
================================================================================================================================

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                                                       (16,462)                     (16,450)
================================================================================================================================

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from underwriters' over-allotment option exercised                                  --                        2,501
Proceeds from reinvestment of dividends                                                          --                          337
Payments for preferred shares offering costs                                                     --                       (2,132)
================================================================================================================================
Total net proceeds from capital share transactions                                               --                          706
================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                      13,740                        5,758

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                                                           299,071                      293,313
================================================================================================================================
End of year                                                                           $     312,811                $     299,071
================================================================================================================================
Undistributed net investment income (loss) at end of year                             $         904                $         391
================================================================================================================================

                                                                                         NEW YORK INTERMEDIATE MUNICIPAL FUND
                                                                                      ------------------------------------------
                                                                                               YEAR                         YEAR
                                                                                              ENDED                        ENDED
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                                OCTOBER 31,                  OCTOBER 31,
(000'S OMITTED)                                                                                2004                         2003
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                          $       5,196                $       4,818
Net realized gain (loss) on investments                                                        (157)                        (420)
Change in net unrealized appreciation (depreciation) of investments                           2,797                        1,501

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income                                                                          (704)                        (457)
================================================================================================================================
Net increase (decrease) in net assets applicable to common shareholders
       resulting from operations                                                              7,132                        5,442
================================================================================================================================

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                                                        (4,348)                      (4,347)
================================================================================================================================

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from underwriters' over-allotment option exercised                                  --                        3,074
Proceeds from reinvestment of dividends                                                          --                           37
Payments for preferred shares offering costs                                                     --                         (626)
================================================================================================================================
Total net proceeds from capital share transactions                                               --                        2,485
================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                       2,784                        3,580

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                                                            80,286                       76,706
================================================================================================================================
End of year                                                                           $      83,070                $      80,286
================================================================================================================================
Undistributed net investment income (loss) at end of year                             $         245                $         101
================================================================================================================================

NOTES TO FINANCIAL STATEMENTS Intermediate Municipal Closed-End Funds

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (individually a "Fund", collectively, the "Funds") were organized as Maryland corporations on July 29, 2002. California and New York are registered as non-diversified, closed-end management investment companies and Intermediate is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Each Fund's Board of Directors may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

     3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated in the Statements of Operations.

     4 INCOME TAX INFORMATION: Each Fund is treated as a separate entity for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole.

          As determined on October 31, 2004, there were no permanent differences resulting from different book and tax accounting reclassified at year end.

          The tax character of distributions paid during the years ended October 31, 2004 and 2003 were as follows:

                                                      DISTRIBUTIONS PAID FROM:
                                        TAX-EXEMPT INCOME                 ORDINARY INCOME               TOTAL
                                     2004            2003            2004            2003            2004           2003
          CALIFORNIA        $   5,945,965   $   5,621,479   $       6,705   $      23,102   $   5,952,670   $   5,644,581
          INTERMEDIATE         19,015,689      18,151,315          35,236          71,380      19,050,925      18,222,695
          NEW YORK              5,050,381       4,789,367           2,299          14,100       5,052,680       4,803,467

                                               NEUBERGER BERMAN OCTOBER 31, 2004

          As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                            UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED       UNREALIZED            LOSS
                               TAX-EXEMPT        ORDINARY       LONG-TERM     APPRECIATION   CARRYFORWARDS
                                   INCOME          INCOME            GAIN   (DEPRECIATION)   AND DEFERRALS           TOTAL
          CALIFORNIA        $     946,699   $          --   $          --   $    5,857,106   $    (343,321)  $   6,460,484
          INTERMEDIATE          2,494,886              --              --       19,138,670      (1,085,587)     20,547,969
          NEW YORK                667,827              --              --        4,339,348        (577,111)      4,430,064

          The difference between book basis and tax basis is attributable primarily to timing differences of dividend payments.

          To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at October 31, 2004, the Funds had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                                                                                             EXPIRING IN:    EXPIRING IN:
                                                                                                     2011           2012
          CALIFORNIA                                                                        $      69,587   $     273,734
          INTERMEDIATE                                                                            757,224         328,363
          NEW YORK                                                                                420,475         156,636

     5 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note A-7.

          Subsequent to October 31, 2004, each Fund declared two monthly dividends to common shareholders from its net investment income payable December 15, 2004 and January 18, 2005, to shareholders of record on November 26, 2004 and December 27, 2004, respectively, with ex-dividend dates of November 23, 2004 and December 22, 2004, respectively, as follows:

                                                                                                       DIVIDEND PER SHARE
          CALIFORNIA                                                                                   $          0.06250
          INTERMEDIATE                                                                                            0.06625
          NEW YORK                                                                                                0.06500

     6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     7 REDEEMABLE PREFERRED SHARES: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares ("AMPS"), as follows:

                                                                                  SERIES A SHARES   SERIES B SHARES
          CALIFORNIA                                                                        1,500             1,500
          INTERMEDIATE                                                                      4,000             4,000
          NEW YORK                                                                          1,500             1,500

          On December 13, 2002, the Funds issued several series of AMPS, as follows:

                                                                                  SERIES A SHARES   SERIES B SHARES
          CALIFORNIA                                                                        1,180             1,180
          INTERMEDIATE                                                                      3,588             3,588
          NEW YORK                                                                            965               965

          All shares of each series of AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value"). Dividends to AMPS shareholders, which are cumulative, are accrued daily. It is the policy of each Fund to pay dividends every 7 days for each Fund's AMPS Series A and every 28 days for each Fund's AMPS Series B, unless in a special rate period.

          In the absence of a special rate period, dividend rates are reset every 7 days for each Fund's AMPS Series A, based on the results of an auction. Each Fund has approved a special rate period for its AMPS Series A of 728 days for California and New York and 546 days for Intermediate. The effective dates and dividend rates for each Fund are as follows:

                                                                                   EFFECTIVE DATE     DIVIDEND RATE
          CALIFORNIA                                                             October 23, 2003              1.70%
          INTERMEDIATE                                                           October 24, 2003              1.65%
          NEW YORK                                                               October 22, 2003              1.70%

          In the absence of a special rate period, dividend rates are reset every 28 days for each Fund's AMPS Series B, based on the results of an auction. Each Fund has approved a special rate period for its AMPS Series B of 546 days for California and Intermediate and 553 days for New York. The effective dates and dividend rates for each Fund are as follows:

                                                                                   EFFECTIVE DATE     DIVIDEND RATE
          CALIFORNIA                                                               March 11, 2004             1.170%
          INTERMEDIATE                                                             March 15, 2004             1.185%
          NEW YORK                                                                  March 9, 2004             1.198%

          The Funds declared dividends to AMPS shareholders for the period November 1, 2004 to November 30, 2004, for each series of the AMPS as follows:

                                                                                  SERIES A SHARES   SERIES B SHARES
          CALIFORNIA                                                              $        41,796   $        28,768
          INTERMEDIATE                                                                    123,355            88,588
          NEW YORK                                                                         34,180            24,086

          The Funds may redeem shares of each series of AMPS, in whole or in part, on the second business day preceding any dividend payment date at Liquidation Value.

          The Funds are also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Funds from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value.

          The holders of AMPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Funds' charter. The holders of a Fund's AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of a Fund if the Fund failed to pay dividends on AMPS for two consecutive years.

     8 ORGANIZATION EXPENSES AND OFFERING COSTS: Management has agreed to pay all organizational expenses and the amount by which each Fund's offering costs for common stock (other than sales load) exceed $0.03 per share. The costs incurred by management were $261,029, $276,501, and $289,752 for California, Intermediate and New York, respectively. Offering costs for common stock paid by each Fund were charged as a reduction of common stock paid-in-capital at the completion of each Fund's offerings and amounted to $203,759, $620,459, and $167,159 for California, Intermediate, and New York, respectively.

          Additionally, offering costs of $154,612, $337,770, and $143,704 and sales loads of $590,000, $1,794,000, and $482,500 for AMPS for
          California, Intermediate, and New York, respectively, were charged as a reduction of common stock paid-in capital for each Fund's AMPS offering.

     9 CONCENTRATION OF RISK: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. The investment policies of California and New York involve investing substantially all of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. This policy makes those Funds more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

     10 INDEMNIFICATIONS: Like many other companies, the Funds' organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund's maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

          Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund at the following annual rates:

                         YEAR ENDED                      % OF AVERAGE
                         OCTOBER 31,                 DAILY MANAGED ASSETS
            --------------------------------------------------------------------
                         2004 - 2007                          0.25%
                            2008                              0.20
                            2009                              0.15
                            2010                              0.10
                            2011                              0.05

          Management has not agreed to waive any portion of its fees beyond October 31, 2011.

          For the year ended October 31, 2004, such waived fees amounted to $396,184, $1,212,644, and $324,473 for California, Intermediate, and New York, respectively.

          Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

          On October 31, 2003, Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to each Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

          Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $498, $610, and $524 for California, Intermediate, and New York, respectively.

          In connection with the settlement of each AMPS auction, each Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by each Fund and the broker-dealer.

          Each Fund has paid Merrill Lynch a fee equal to 1/8 of 1% in connection with entering the special rate periods in return for which Merrill Lynch had agreed to pay dividends on the AMPS that, as a result of the auction, exceed a specified rate.

          In order to satisfy rating agencies' requirements, each Fund is required to provide each rating agency a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA rating on the AMPS. 'Discounted value' refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at a rate depending on their rating. Each Fund pays a fee to State Street, as Fund sub-administrator, for the preparation of this report.

          NOTE C--SECURITIES TRANSACTIONS:

          During the year ended October 31, 2004, there were purchase and sale transactions (excluding short-term securities) as follows:

          (000'S OMITTED)                                                               PURCHASES        SALES
          CALIFORNIA                                                                    $   5,187    $   5,277
          INTERMEDIATE                                                                     16,576       14,755
          NEW YORK                                                                          6,291        5,799

          NOTE D--CAPITAL:

          At October 31, 2004, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

                                                                                     COMMON SHARES        COMMON SHARES
                                                                                       OUTSTANDING   OWNED BY NEUBERGER
          CALIFORNIA                                                                     6,791,981                6,981
          INTERMEDIATE                                                                  20,705,124                6,981
          NEW YORK                                                                       5,574,550                6,981

          Transactions in common shares for the years ended October 31, 2004 and October 31, 2003, were as follows:

                                                   COMMON SHARES ISSUED IN CONNECTION WITH:
                                  UNDERWRITERS' EXERCISE           REINVESTMENT OF
                                       OF OVER-ALLOTMENT             DIVIDENDS AND    NET INCREASE IN COMMON
                                                  OPTION             DISTRIBUTIONS        SHARES OUTSTANDING
                                       2004         2003         2004         2003         2004         2003
          CALIFORNIA                     --      185,000           --           --           --      185,000
          INTERMEDIATE                   --      175,000           --       23,143           --      198,143
          NEW YORK                       --      215,000           --        2,569           --      217,569

FINANCIAL HIGHLIGHTS California Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                                    PERIOD FROM
                                                                                                            SEPTEMBER 27, 2002^
                                                                                YEAR ENDED OCTOBER 31,           TO OCTOBER 31,
                                                                              -------------------------     -------------------
                                                                                    2004           2003                    2002
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                             $    14.36     $    14.31     $             14.32
                                                                              ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                                         .91            .85                     .02
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                                    .67            .14                      --
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                            (.13)          (.08)                     --
                                                                              ----------     ----------     -------------------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                  1.45            .91                     .02
                                                                              ----------     ----------     -------------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                            (.75)          (.75)                     --
                                                                              ----------     ----------     -------------------
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                             --             --                    (.03)
ISSUANCE OF PREFERRED SHARES                                                          --           (.11)                     --
                                                                              ----------     ----------     -------------------
TOTAL CAPITAL CHARGES                                                                 --           (.11)                   (.03)
                                                                              ----------     ----------     -------------------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                   $    15.06     $    14.36     $             14.31
                                                                              ----------     ----------     -------------------
COMMON SHARE MARKET VALUE, END OF PERIOD                                      $    13.47     $    13.00     $             15.00
                                                                              ----------     ----------     -------------------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                       +10.97%         +6.02%                  -0.10%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                           +9.63%         -8.44%                  +0.00%**

RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)     $    102.3     $     97.5     $              94.5
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000
   PER SHARE LIQUIDATION PREFERENCE) (IN MILLIONS)                            $     59.0     $     59.0     $                --
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS#                                                              .96%           .88%                    .84%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS++                                                             .96%           .88%                    .83%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED
   STOCK DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS                                                              6.24%          5.88%                   1.10%*
RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                      .86%           .56%                     --%
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED
   STOCK DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS                                                              5.38%          5.32%                   1.10%*
PORTFOLIO TURNOVER RATE                                                                3%             9%                      0%
ASSET COVERAGE PER SHARE OF PREFERRED STOCK, END OF PERIOD@                   $   68,383     $   66,332     $                --

See Notes to Financial Highlights

                                               NEUBERGER BERMAN OCTOBER 31, 2004

FINANCIAL HIGHLIGHTS Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                                    PERIOD FROM
                                                                                                            SEPTEMBER 27, 2002^
                                                                                YEAR ENDED OCTOBER 31,           TO OCTOBER 31,
                                                                              -------------------------     -------------------
                                                                                    2004           2003                    2002
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                             $    14.44     $    14.30     $             14.32
                                                                              ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                                         .94            .88                     .01
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                                    .65            .25                      --
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                            (.12)          (.09)                     --
                                                                              ----------     ----------     -------------------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                  1.47           1.04                     .01
                                                                              ----------     ----------     -------------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                            (.80)          (.80)                     --
                                                                              ----------     ----------     -------------------
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                             --             --                    (.03)
ISSUANCE OF PREFERRED SHARES                                                          --           (.10)                     --
                                                                              ----------     ----------     -------------------
TOTAL CAPITAL CHARGES                                                                 --           (.10)                   (.03)
                                                                              ----------     ----------     -------------------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                   $    15.11     $    14.44     $             14.30
                                                                              ----------     ----------     -------------------
COMMON SHARE MARKET VALUE, END OF PERIOD                                      $    13.70     $    13.33     $             15.00
                                                                              ----------     ----------     -------------------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                       +10.91%         +6.88%                  -0.17%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                           +8.94%         -5.94%                  +0.00%**

RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)     $    312.8     $    299.1     $             293.3
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000
   PER SHARE LIQUIDATION PREFERENCE) (IN MILLIONS)                            $    179.4     $    179.4     $                --
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS#                                                              .82%           .74%                    .51%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS++                                                             .82%           .74%                    .51%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED
   STOCK DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS                                                              6.40%          6.08%                   1.62%*
RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                      .85%           .59%                     --%
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED
   STOCK DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS                                                              5.55%          5.49%                   1.62%*
PORTFOLIO TURNOVER RATE                                                                3%            10%                      0%
ASSET COVERAGE PER SHARE OF PREFERRED STOCK, END OF PERIOD@                   $   68,622     $   66,694     $                --

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS New York Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                                    PERIOD FROM
                                                                                                            SEPTEMBER 27, 2002^
                                                                                YEAR ENDED OCTOBER 31,           TO OCTOBER 31,
                                                                              -------------------------     -------------------
                                                                                    2004           2003                    2002
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                             $    14.40     $    14.32     $             14.32
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                                         .93            .86                     .03
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                                    .48            .19                      --
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                            (.13)          (.08)                     --
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                  1.28            .97                     .03
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                            (.78)          (.78)                     --
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                             --             --                    (.03)
ISSUANCE OF PREFERRED SHARES                                                          --           (.11)                     --
TOTAL CAPITAL CHARGES                                                                 --           (.11)                   (.03)
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                   $    14.90     $    14.40     $             14.32
COMMON SHARE MARKET VALUE, END OF PERIOD                                      $    13.32     $    13.27     $             15.00
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                        +9.67%         +6.36%                  -0.03%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                           +6.39%         -6.43%                  +0.00%**

RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)     $     83.1     $     80.3     $              76.7
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000
   PER SHARE LIQUIDATION PREFERENCE) (IN MILLIONS)                            $     48.3     $     48.3     $                --
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS#                                                             1.00%           .92%                    .94%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS++                                                             .99%           .92%                    .93%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED
   STOCK DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS                                                              6.37%          6.02%                   1.22%*
RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                      .86%           .57%                     --%
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED
   STOCK DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS                                                              5.51%          5.45%                   1.22%*
PORTFOLIO TURNOVER RATE                                                                5%            11%                      0%
ASSET COVERAGE PER SHARE OF PREFERRED STOCK, END OF PERIOD@                   $   68,073     $   66,617     $                --

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Intermediate Municipal Closed-End Funds

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. For each Fund, total return would have been lower if Management had not waived the investment management fee. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After waiver of investment management fee. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                                                                       PERIOD ENDED
                                                             YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                             2004             2003           2002(1)
CALIFORNIA                                                   1.35%            1.26%             1.08%
INTERMEDIATE                                                 1.22%            1.13%              .76%
NEW YORK                                                     1.39%            1.31%             1.18%

(1)  Period from September 27, 2002 to October 31, 2002.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

++ Expense ratios do not include the effect of dividend payments to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Funds") as of October 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended October 31, 2004 and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. at October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended October 31, 2004, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP


Boston, Massachusetts
December 3, 2004

DIVIDEND REINVESTMENT PLAN (Unaudited)

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the dividend payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

                                               NEUBERGER BERMAN OCTOBER 31, 2003

DIRECTORY

          INVESTMENT MANAGER AND ADMINISTRATOR
          Neuberger Berman Management Inc.
          605 Third Avenue 2nd Floor
          New York, NY 10158-0180
          877.461.1899 or 212.476.8800

          SUB-ADVISER
          Neuberger Berman, LLC
          605 Third Avenue
          New York, NY 10158-3698

          CUSTODIAN
          State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110

          STOCK TRANSFER AGENT
          Bank of New York
          101 Barclay Street, 11-E
          New York, NY 10286

          LEGAL COUNSEL
          Kirkpatrick & Lockhart LLP
          1800 Massachusetts Avenue, NW
          2nd Floor
          Washington, DC 20036-1221

          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          Ernst & Young LLP
          200 Clarendon Street
          Boston, MA 02116

DIRECTORS AND OFFICERS (Unaudited)

The following tables set forth information concerning the directors and officers of the Funds. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman, LLC. The Statement of Additional Information for each Fund includes additional information about fund directors and is available upon request, without charge, by calling (877) 461-1899.

THE BOARD OF DIRECTORS

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
 NAME, AGE, AND ADDRESS (1)                                                         OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
    AND POSITION WITH FUND                 PRINCIPAL OCCUPATION(S) (2)                DIRECTOR         FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS I

INDEPENDENT FUND DIRECTORS*

Faith Colish (69)                Counsel, Carter Ledyard & Milburn LLP (law             41         Director, American Bar
Director                         firm) since October 2002; formerly,                               Retirement Association (ABRA)
                                 Attorney-at-Law and President, Faith Colish, A                    since 1997 (not-for- profit
                                 Professional Corporation, 1980 to 2002.                           membership association).

C. Anne Harvey (67)              Consultant, C. A. Harvey Associates, since June        41         President, Board of Associates
Director                         2001; formerly, Director, AARP, 1978 to                           to The National Rehabilitation
                                 December 2001.                                                    Hospital's Board of Directors
                                                                                                   since 2002; formerly, Member,
                                                                                                   Individual Investors Advisory
                                                                                                   Committee to the New York Stock
                                                                                                   Exchange Board of Directors,
                                                                                                   1998 to June 2002; formerly,
                                                                                                   Member, American Savings
                                                                                                   Education Council's Policy Board
                                                                                                   (ASEC), 1998-2000; formerly,
                                                                                                   Member, Executive Committee,
                                                                                                   Crime Prevention Coalition of
                                                                                                   America, 1997-2000.

Cornelius T. Ryan (72)           Founding General Partner, Oxford Partners and          41         Director, Capital Cash
Director                         Oxford Bioscience Partners (venture capital                       Management Trust (money market
                                 partnerships) and President, Oxford Venture                       fund), Naragansett Insured
                                 Corporation.                                                      Tax-Free Income Fund, Rocky
                                                                                                   Mountain Equity Fund, Prime Cash
                                                                                                   Fund, several private companies
                                                                                                   and QuadraMed Corporation
                                                                                                   (NASDAQ).

Peter P. Trapp (59)              Regional Manager for Atlanta Region, Ford Motor        41         None.
Director                         Credit Company since August 1997; formerly,
                                 President, Ford Life Insurance Company, April
                                 1995 until August 1997.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
 NAME, AGE, AND ADDRESS (1)                                                         OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
    AND POSITION WITH FUND                 PRINCIPAL OCCUPATION(S) (2)                DIRECTOR         FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED PERSON"

Peter E. Sundman* (45)           Executive Vice President, Neuberger Berman Inc.        41         Director and Vice President,
Chief Executive Officer,         (holding company) since 1999; Head of Neuberger                   Neuberger & Berman Agency, Inc.
Director and Chairman of the     Berman Inc.'s Mutual Funds and Institutional                      since 2000; formerly, Director,
Board                            Business since 1999; President and Director, NB                   Neuberger Berman Inc. (holding
                                 Management since 1999; Executive Vice                             company) from October 1999
                                 President, Neuberger Berman since 1999;                           through March 2003.
                                 formerly, Principal, Neuberger Berman from 1997
                                 until 1999; formerly, Senior Vice President, NB
                                 Management from 1996 until 1999.

                                                              CLASS II

INDEPENDENT FUND DIRECTORS*

John Cannon (74)                 Consultant. Formerly, Chairman, CDC Investment         41         Independent Trustee or Director
Director                         Advisers (registered investment adviser),                         of three series of
                                 1993-January 1999; formerly, President and                        OppenheimerFunds: Limited Term
                                 Chief Executive Officer, AMA Investment                           New York Municipal Fund,
                                 Advisors, an affiliate of the American Medical                    Rochester Fund Municipals, and
                                 Association.                                                      Oppenheimer Convertible
                                                                                                   Securities Fund, since 1992.

Barry Hirsch (71)                Attorney-at-Law. Formerly, Senior Counsel,             41         None.
Director                         Loews Corporation (diversified financial
                                 corporation) May 2002 until April 2003;
                                 formerly, Senior Vice President, Secretary and
                                 General Counsel, Loews Corporation.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
 NAME, AGE, AND ADDRESS (1)                                                         OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
    AND POSITION WITH FUND                 PRINCIPAL OCCUPATION(S) (2)                DIRECTOR         FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (54)             General Partner, Seip Investments LP (a private        41         Director, H&R Block, Inc.
Director                         investment partnership); formerly, President                      (financial services company)
                                 and CEO, Westaff, Inc. (temporary staffing),                      since May 2001; Director,
                                 May 2001 to January 2002; Senior Executive at                     Forward Management, Inc. (asset
                                 the Charles Schwab Corporation from 1983 to                       management) since 2001;
                                 1999, including Chief Executive Officer,                          formerly, Director, General
                                 Charles Schwab Investment Management, Inc. and                    Magic (voice recognition
                                 Trustee, Schwab Family of Funds and Schwab                        software) 2001 until 2002;
                                 Investments from 1997 to 1998 and Executive                       formerly, Director, E-Finance
                                 Vice President-Retail Brokerage, Charles Schwab                   Corporation (credit decisioning
                                 Investment Management from 1994 to 1997.                          services) 1999-2003; formerly,
                                                                                                   Director, Save-Daily.com (micro
                                                                                                   investing services) 1999-2003;
                                                                                                   Director, Offroad Capital Inc.
                                                                                                   (pre-public internet commerce
                                                                                                   company).

DIRECTOR WHO IS AN "INTERESTED PERSON"

Jack L. Rivkin* (64)
President and Director

                                 Executive Vice President and Chief Investment          41         Director, Dale Carnegie and
                                 Officer, Neuberger Berman Inc. (holding                           Associates, Inc. (private
                                 company) since 2002 and 2003, respectively;                       company) since 1998; Director,
                                 Executive Vice President and Chief Investment                     Emagin Corp. (public company)
                                 Officer, Neuberger Berman since 2002 and 2003,                    since 1997; Director, Solbright,
                                 respectively; Director and Chairman, NB                           Inc. (private company) since
                                 Management since December 2002; formerly,                         1998; Director, Infogate, Inc.
                                 Executive Vice President, Citigroup                               (private company) since 1997;
                                 Investments, Inc. from September 1995 to                          Director, Broadway Television
                                 February 2002; formerly, Executive Vice                           Network (private company) since
                                 President, Citigroup Inc. from September 1995                     2000.
                                 to February 2002.

                                                             CLASS III

INDEPENDENT FUND DIRECTORS*

Walter G. Ehlers (71)            Consultant; Retired President and Trustee,             41       None.
Director                         Teachers Insurance & Annuity (TIAA) and College
                                 Retirement Equities Fund (CREF).

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
 NAME, AGE, AND ADDRESS (1)                                                         OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
    AND POSITION WITH FUND                 PRINCIPAL OCCUPATION(S) (2)                DIRECTOR         FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (77)            Marcus Nadler Professor Emeritus of Finance and        41         Director, DEL Laboratories, Inc.
Director                         Economics, New York University Stern School of                    (cosmetics and pharmaceuticals)
                                 Business.                                                         since 1978; Director, The Caring
                                                                                                   Community (not-for-profit).

Howard A. Mileaf (67)            Retired. Formerly, Vice President and Special          41         Director, WHX Corporation
Director                         Counsel, WHX Corporation (holding company)                        (holding company) since August
                                 1993-2001.                                                        2002; Director, Webfinancial
                                                                                                   Corporation (holding company)
                                                                                                   since December 2002; Director,
                                                                                                   State Theatre of New Jersey
                                                                                                   (not-for-profit theater) since
                                                                                                   2000; formerly, Director, Kevlin
                                                                                                   Corporation (manufacturer of
                                                                                                   microwave and other products).

William E. Rulon (72)            Retired. Formerly, Senior Vice President,              41         Director, Pro-Kids Golf and
Director                         Foodmaker, Inc. (operator and franchiser of                       Learning Academy (teach golf and
                                 restaurants) until January 1997.                                  computer usage to "at risk"
                                                                                                   children) since 1998; formerly,
                                                                                                   Director, Prandium, Inc.
                                                                                                   (restaurants) from March 2001
                                                                                                   until July 2002.

Candace L. Straight (57)         Private investor and consultant specializing in        41         Director, The Proformance
Director                         the insurance industry; formerly, Advisory                        Insurance Company (personal
                                 Director, Securitas Capital LLC (a global                         lines property and casualty
                                 private equity investment firm dedicated to                       insurance company) since March
                                 making investments in the insurance sector)                       2004; Director, Providence
                                 1998 until December 2002.                                         Washington (property and
                                                                                                   casualty insurance company)
                                                                                                   since December 1998; Director,
                                                                                                   Summit Global Partners
                                                                                                   (insurance brokerage firm) since
                                                                                                   October 2000.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
 NAME, AGE, AND ADDRESS (1)                                                         OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
    AND POSITION WITH FUND                 PRINCIPAL OCCUPATION(S) (2)                DIRECTOR         FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED PERSON"

Edward I. O'Brien* (76)          Formerly, Member, Investment Policy Committee,         41         Director, Legg Mason, Inc.
Director                         Edward Jones 1993-2001; President, Securities                     (financial services holding
                                 Industry Association ("SIA") (securities                          company) since 1993; formerly,
                                 industry's representative                                         Director, Boston Financial Group
                                                                                                   (real estate and tax shelters)
                                                                                                   1993-1999.


* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2006, 2004, and 2005 respectively, and at each third annual meeting of stockholders thereafter.

INFORMATION ABOUT THE OFFICERS OF THE FUND (OTHER THAN THOSE LISTED ABOVE)

                                              POSITION AND
  NAME, AGE, AND ADDRESS (1)            LENGTH OF TIME SERVED (2)                  PRINCIPAL OCCUPATION(S)
-------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (48)          Secretary since 2002                      Vice President-Mutual Fund Board
                                                                           Relations, NB Management since 2000;
                                                                           Vice President, Neuberger Berman since
                                                                           2002 and employee since 1999; formerly,
                                                                           Vice President, NB Management from 1986
                                                                           to 1999; Secretary, fourteen registered
                                                                           investment companies for which NB
                                                                           Management acts as investment manager
                                                                           and administrator (four since 2002,
                                                                           three since 2003, and four since 2004).

Robert Conti (48)                Vice President since 2002                 Senior Vice President, Neuberger Berman
                                                                           since 2003; formerly, Vice President,
                                                                           Neuberger Berman from 1999 until 2003;
                                                                           Senior Vice President, NB Management
                                                                           since 2000; formerly, Controller, NB
                                                                           Management until 1996; formerly,
                                                                           Treasurer, NB Management from 1996 until
                                                                           1999; Vice President, fourteen
                                                                           registered investment companies for
                                                                           which NB Management acts as investment
                                                                           manager and administrator (three since
                                                                           2000, four since 2002, three since 2003,
                                                                           and four since 2004).

Brian J. Gaffney (51)            Vice President since 2002                 Managing Director, Neuberger Berman
                                                                           since 1999; Senior Vice President, NB
                                                                           Management since 2000; formerly, Vice
                                                                           President, NB Management from 1997 until
                                                                           1999; Vice President, fourteen
                                                                           registered investment companies for
                                                                           which NB Management acts as investment
                                                                           manager and administrator (three since
                                                                           2000, four since 2002, three since 2003,
                                                                           and four since 2004).

Sheila R. James (39)             Assistant Secretary since 2002            Employee, Neuberger Berman since 1999;
                                                                           Employee, NB Management from 1991 to
                                                                           1999; Assistant Secretary, fourteen
                                                                           registered investment companies for
                                                                           which NB Management acts as investment
                                                                           manager and administrator (seven since
                                                                           2002, three since 2003, and four since
                                                                           2004).

                                              POSITION AND
  NAME, AGE, AND ADDRESS (1)            LENGTH OF TIME SERVED (2)                  PRINCIPAL OCCUPATION(S)
-------------------------------------------------------------------------------------------------------------------
Kevin Lyons (49)                 Assistant Secretary since 2003            Employee, Neuberger Berman since 1999;
                                                                           Employee, NB Management from 1993 to
                                                                           1999; Assistant Secretary, fourteen
                                                                           registered investment companies for
                                                                           which NB Management acts as investment
                                                                           manager and administrator (ten since
                                                                           2003 and four since 2004).

John M. McGovern (34)            Assistant Treasurer since 2002            Vice President, Neuberger Berman since
                                                                           January 2004; Employee, NB Management
                                                                           since 1993; Assistant Treasurer,
                                                                           fourteen registered investment companies
                                                                           for which NB Management acts as
                                                                           investment manager and administrator
                                                                           (seven since 2002, three since 2003, and
                                                                           four since 2004).

Barbara Muinos (45)              Treasurer and Principal Financial and     Vice President, Neuberger Berman since
                                 Accounting Officer since 2002             1999; formerly, Assistant Vice
                                                                           President, NB Management from 1993 to
                                                                           1999; Treasurer and Principal Financial
                                                                           and Accounting Officer, fourteen
                                                                           registered investment companies for
                                                                           which NB Management acts as investment
                                                                           manager and administrator (seven since
                                                                           2002, three since 2003, and four since
                                                                           2004); formerly, Assistant Treasurer,
                                                                           three registered investment companies
                                                                           for which NB Management acts as
                                                                           investment manager and administrator
                                                                           from 1996 until 2002.

Frederic B. Soule (58)           Vice President since 2002                 Senior Vice President, Neuberger Berman
                                                                           since 2003; formerly, Vice President,
                                                                           Neuberger Berman from 1999 until 2003;
                                                                           formerly, Vice President, NB Management
                                                                           from 1995 until 1999; Vice President,
                                                                           fourteen registered investment companies
                                                                           for which NB Management acts as
                                                                           investment manager and administrator
                                                                           (three since 2000, four since 2002,
                                                                           three since 2003, and four since 2004).

--------------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Beginning September 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Fund's website at www.nb.com [http://www.nb.com].

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, with out charge, by calling (800) 877-9700.

CHANGES TO THE BYLAWS

On September 21, 2004, the Board adopted an amendment to the Bylaws of the Fund stating that directors are elected by the vote of a majority of the outstanding shares entitled to vote on the matter.

NOTES TO SHAREHOLDERS (Unaudited)

In January 2005 you will receive information to be used in filing your 2004 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar 2004. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

                                                [NEUBERGER BERMAN LOGO]
                                                A LEHMAN BROTHERS COMPANY

                                                NEUBERGER BERMAN MANAGEMENT INC.
                                                605 Third Avenue 2nd Floor
                                                New York, NY 10158-0180
                                                INTERNAL SALES & SERVICES
                                                800.877.9700
                                                INSTITUTIONAL SERVICES
                                                877.461.1899

                                                www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.

                                                [GRAPHIC] C0435 12/04

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman California Intermediate Municipal Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to the Registrant's Form N-CSR filed on January 9, 2004. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent director as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant.

(a) AUDIT FEES
    ----------

The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years were $31,250 and $56,000 for 2004 and 2003, respectively.

(b) AUDIT-RELATED FEES
    ------------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $5,000 and $1,667 for 2004 and 2003, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for 2004 and 2003, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(c) TAX FEES
    --------

The aggregate fees billed to the Registrant in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $8,000 for 2004 and 2003, respectively. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for 2004 and 2003, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(d) ALL OTHER FEES
    --------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for 2004 and 2003, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(e) AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) HOURS ATTRIBUTED TO OTHER PERSONS
    ---------------------------------

Not applicable.

(g) NON-AUDIT FEES
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant for each of the last two fiscal years of the Registrant were $13,700 and $9,667 for 2004 and 2003, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $256,050 and $233,037 for 2004 and 2003, respectively.

(h) The Audit Committee of the Board of Directors considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established an Audit Committee to oversee particular aspects of the Registrant's management. The Audit Committee's purposes are (a) to oversee the accounting and financial reporting processes of the Registrant and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Registrant's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Registrant's compliance with legal and regulatory requirements that relate to the Portfolios' accounting and financial reporting, internal controls and independent audits; (d) to approve prior to appointment the engagement of the Registrant's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Registrant's independent auditors; and (e) to act as a liaison between the Registrant's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Cornelius
T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board has delegated to Neuberger Berman, LLC ("Neuberger Berman") the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 10. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)  A  copy  of  the  Code  of  Ethics  is   incorporated  by  reference  to
        Registrant's Form N-CSR, Investment Company Act file number 811-21334 (filed January 9, 2004).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman California Intermediate Municipal Fund Inc.


By:   /s/ Peter E. Sundman
      -----------------------
      Peter E. Sundman
      Chief Executive Officer

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:   /s/ Peter E. Sundman
      -----------------------
      Peter E. Sundman
      Chief Executive Officer

Date: January 7, 2005


By:   /s/ Barbara Muinos
      -----------------------
      Barbara Muinos
      Treasurer and Principal Financial
      and Accounting Officer

Date: January 7, 2005